Exhibit 7

AUTHORIZATION – 2016 INDENTURE – VOLUNTARY EXCHANGE

Reference is made to the Indenture dated as of April 22, 2016 between the Republic of Argentina (the “Republic”) and The Bank of New York Mellon, as trustee (the “Trustee”), as amended from time to time (the “Indenture”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

The undersigned, acting on behalf of the Republic in the capacity specified below, hereby certifies that:

(A) Pursuant to Section 2.1 of the Indenture, there is hereby established eight Series of Debt Securities, (i) the U.S. Dollar Amortizing 1.000% Bonds due 2029 (the “USD 2029 Bonds”) to be issued in the aggregate principal amount of U.S.$2,607,537,102, (ii) the Euro-denominated Amortizing 0.500% Bonds due 2029 to be issued in the aggregate principal amount of €71,000,897 (the “Euro 2029 Bonds”), (iii) the U.S. Dollar Amortizing Step-Up Bonds due 2030 to be issued in the aggregate principal amount of U.S.$16,090,612,053 (the “USD 2030 Bonds”), (iv) the Euro-denominated Amortizing Bonds due 2030 to be issued in the aggregate principal amount of €1,165,590,836 (the “Euro 2030 Bonds”), (v) the U.S. Dollar Amortizing Step-Up Bonds due 2035 to be issued in the aggregate principal amount of U.S.$20,501,717,797 (the “USD 2035 Bonds”), (vi) the Euro-denominated Amortizing Step-Up Bonds due 2035 to be issued in the aggregate principal amount of €298,795,262 (the “Euro 2035 Bonds”), (vii) the U.S. Dollar Amortizing Step-Up Bonds due 2046 to be issued in the aggregate principal amount of U.S.$1,044,653,206 (the “USD 2046 Bonds”), and (viii) the Euro-denominated Amortizing Step-Up Bonds due 2046 to be issued in the aggregate principal amount of €31,636,106 (the “Euro 2046 Bonds”) (collectively, the “Bonds”). The Bonds will be delivered under the Indenture, as described in the Republic’s prospectus supplement dated April 21, 2020, as most recently amended and restated on August 17, 2020 (the “Prospectus Supplement”), prepared in connection with the issuance of the Bonds, a copy of which is attached hereto as Annex A;

(B) The Bonds shall have the terms and be subject to the conditions set forth in the certificates representing the Bonds, true, correct and complete specimens of which are attached hereto as Annex B-1, Annex B-2, Annex B-3, Annex B-4, Annex B-5, Annex B-6, Annex B-7, and Annex B-8.

Annex A	Prospectus Supplement

Annex B-1	Form of USD 2029 Bonds

Annex B-2	Form of Euro 2029 Bonds

Annex B-3	Form of USD 2030 Bonds

Annex B-4	Form of Euro 2030 Bonds

Annex B-5	Form of USD 2035 Bonds

Annex B-6	Form of Euro 2035 Bonds

Annex B-7	Form of USD 2046 Bonds

Annex B-8	Form of Euro 2046 Bonds

[Signature page follows]

IN WITNESS WHEREOF, the Republic has caused this Authorization to be duly executed.

Dated: September 4, 2020

THE REPUBLIC OF ARGENTINA

By:	/s/ Diego Alberto Bastourre
Name: Diego Alberto Bastourre
Title: Secretary of Finance of the Republic of Argentina

[Signature Page – Authorization pursuant to 2.1(c) of the 2016 Indenture]

ANNEX A

https://www.sec.gov/Archives/edgar/data/914021/000119312520221606/d68512d424b5.htm

ANNEX B-1

THE REPUBLIC OF ARGENTINA

REGISTERED GLOBAL BONDS

representing

U.S. Dollar Amortizing 1.000% Bonds due 2029

Original Principal Amount U.S.$[500,000,000]

No. 1

CUSIP: 040114 HX1

ISIN: US040114HX11

Common Code: 220381862

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE) TO THE REPUBLIC OF ARGENTINA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE CERTIFICATED SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

The Republic of Argentina (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum set forth in the Schedule of Principal Increases and Decreases annexed hereto as Schedule A, in 10 semi-annual installments on January 9 and July 9 of each year commencing on January 9, 2025 and the last installment on July 9, 2029 (each such date, a “Principal Payment Date”). The amount of each such principal payment shall equal the principal amount of this Bond outstanding as of any such Principal Payment Date, divided by the number of principal installments from and including such Principal Payment Date to and including July 9, 2029. To the extent necessary, principal payments may be rounded down to the nearest whole number, with any difference being paid at maturity.

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The Republic further unconditionally promises to pay interest semi-annually in arrears on January 9 and July 9 of each year (each, an “Interest Payment Date” and together with a Principal Payment Date, a “Payment Date”), commencing July 9, 2021 on any outstanding portion of the unpaid principal amount hereof at the following rates per annum:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2029	1.000%

Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from September 4, 2020 until payment of said principal sum has been made or duly provided for. Principal and interest shall be payable to Holders of record as of January 8 and July 8 of each year (each, a “Record Date”). This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any trustee paying agent shall be entitled to treat the Depositary or its nominee as the sole Holder of this Global Bond.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of U.S.$ [______] principal amount of U.S. Dollar Amortizing 1.000% Bonds due 2029 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of April 22, 2016, as amended from time to time (the “Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

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Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this Global Bond shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF ARGENTINA

By:
Name: Martín Maximiliano Guzmán
Title: Minister of Economy of the Republic of Argentina

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:
Name:
Title:

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Schedule A

The initial principal amount of this Bond is U.S.$[500,000,000]. The following increases or decreases in this Bond have been made:

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond	Notation Made By

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TERMS AND CONDITIONS OF THE BONDS

1. General. (a) This Bond is one of a duly authorized Series of debt securities of The Republic of Argentina (the “Republic”), designated as its U.S. Dollar Amortizing 1.000% Bonds due 2029 (each Bond of this Series a “Bond,” and collectively, the “Bonds”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of April 22, 2016, between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds constitute and will constitute direct, general, unconditional and unsubordinated obligations of the Republic, for which the full faith and credit of the Republic is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Bonds ratably with payments being made under any other Public External Indebtedness.

(c) The Bonds were authorized and issued under Law No. 27,544 and Decree 250/2020, Decree 391/2020 (rectified by Decree 404/2020), Decree 582/2020 and Decree 676/2020 (rectified by Decree 701/2020) of the Executive Power of the Republic, subject to the procedures provided in Law No. 26,122.

(d) The Bonds are in fully registered form, without coupons in denominations of U.S.$1.00 and integral multiples of U.S.$1.00 in excess thereof. The Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, exchanges and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Bond shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(e) For the purposes of this paragraph 1 and paragraphs 5 and 6 below, the following terms shall have the meanings specified below:

“Public External Indebtedness” means any External Indebtedness of, or guaranteed by, the Republic which (i) is publicly offered or privately placed in securities markets, (ii) is in the form of, or represented by, bonds, notes or other securities or any guarantees thereof and (iii) is, or was intended at the time of issue to be, quoted, listed or traded on any stock exchange, automated trading system or over-the-counter securities market (including securities eligible for sale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (or any successor law or regulation of similar effect)).

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“External Indebtedness” means obligations for borrowed money or evidenced by securities, debentures, notes or other similar instruments payable by their terms, or which at the option of the holder thereof may be payable, in a currency other than the lawful currency of the Republic; provided that (i) no Domestic Foreign Currency Indebtedness, as defined below, and (ii) no other indebtedness governed by the laws of the Republic and originally settled in Argentina shall constitute External Indebtedness.

“Domestic Foreign Currency Indebtedness” means (i) the following indebtedness to the extent not redenominated into pesos pursuant to Argentine law and thereby converted into domestic indebtedness, in each case as amended from time to time: (a) Bonos del Tesoro issued under Decree No. 1527/91 and Decree No. 1730/91, (b) Bonos de Consolidación issued under Law No. 23,982 and Decree No. 2140/91, (c) Bonos de Consolidación de Deudas Previsionales issued under Law No. 23,982 and Decree No. 2140/91, (d) Bonos de la Tesorería a 10 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (e) Bonos de la Tesorería a 5 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (f) Ferrobonos issued under Decree No. 52/92 and Decree No. 526/92, (g) Bonos de Consolidación de Regalías Hidrocarburíferas a 16 Años de Plazo issued under Decree No. 2284/92 and Decree No. 54/93, (h) Letras de Tesorería en Dólares Estadounidenses issued under the Republic’s annual budget laws, including those Letras de Tesorería issued under Law No. 24,156 and Decree No. 340/96, (i) Bonos de Consolidación issued under Law No. 24,411 and Decree No. 726/97, (j) Bonos Externos de la República Argentina issued under Law No. 19,686 enacted on June 15, 1972, (k) Bonos del Tesoro a Mediano Plazo en Dólares Estadounidenses issued under Law No. 24,156 and Decree No. 340/96, (l) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Decree No. 905/2002, Decree No. 1836/2002 and Decree No. 739/2003, (m) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 240/2005 and 85/2005, (n) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 88/2006 and 18/2006, (o) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 230/2006 and 64/2006, (p) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 100/2007 and 24/2007, (q) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 424/2011 and 132/2011 and (r) any other indebtedness issued on or prior to April 22, 2016 governed by the laws of the Republic; (ii) any indebtedness issued on or prior to April 22, 2016 in exchange, or as replacement, for the indebtedness referred to in (i) above, in each case as amended from time to time; and (iii) any other indebtedness having the same terms and conditions as any of the indebtedness referred to in (i) and (ii) above in all respects except for issue date, issue price and the first interest payment thereon.

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2. Payments. (a) The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Bonds and any other payments to be made by the Republic under the Bonds and the Indenture, at the place or places, at the respective times and in the manner provided in the Bonds and the Indenture. Payment of interest or principal (including Additional Amounts (as defined below)) on Bonds will be made to the Persons in whose name such Bonds are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Bonds upon any transfer or exchange thereof subsequent to the Record Date and prior to such Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Payment Date, such defaulted interest shall be paid to the Persons in whose names such Bonds are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 14 of these Terms, by or on behalf of the Republic to the Holders of the Bonds not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest, principal or premium, if any, (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of principal and interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$5,000,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of principal and interest on a Global Bond will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City or in The City of Buenos Aires (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation or executive order to close. The Republic agrees that Section 765 of the Argentine Civil and Commercial Code is not applicable to the payment of amounts due on Debt Securities.

(b) In any case where the date of payment of the principal, interest or premium, if any, (including Additional Amounts) on, the Bonds shall not be a Business Day, then payment of principal, interest or premium, if any, (including Additional Amounts) will be made on the next succeeding Business Day, and no interest on the Bonds will accrue as a result of the delay in payment.

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(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent that shall be appointed by the Trustee, at the expense of the Republic (each, a “trustee paying agent”), for the payment of the principal, interest or premium, if any, (including Additional Amounts) on any Bond and not applied but remaining unclaimed for one year after the date upon which such principal, interest or premium, if any, shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such trustee paying agent, upon the written request of the Republic and the Holder of such Bond shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such trustee paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Bond until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to paragraph 16 of these Terms and the Republic’s obligation to make payments on the Bonds as they become due will not be affected until the expiration of such prescription period.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Bonds, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the following rates per annum, together with Additional Amounts, if applicable:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2029	1.000%

3. Additional Amounts. All payments of principal, premium, if any, and interest in respect of this Bond by the Republic shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Republic or any authority therein or thereof having power to tax (together “Taxes”), unless such withholding or deduction is required by law. In such event, the Republic shall pay to the registered Holders of this Bond such additional amounts (“Additional Amounts”) as will result in receipt by such Holders of such amounts of principal, premium and interest as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be payable with respect to any Bond (i) to a Holder or a beneficial owner of a Bond where such Holder or beneficial owner or Responsible Person is liable for such Taxes in respect of this Bond by reason of his having some connection with the Republic other than the mere holding of such Bond or the receipt of principal, premium or interest in respect thereof or the enforcement of rights with respect to the Bond; (ii) to a Holder or beneficial owner of a Bond, that failed to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other Responsible Person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (A) the Republic or the Republic’s agent has notified the Holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (B) in no event shall such Holder’s or beneficial owner’s or other Responsible Person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other Responsible Person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other Responsible Person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or (iii) presented for payment more than 30 days after the Relevant Date, as defined herein, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

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“Relevant Date” in respect of any Bond means the date on which payment in respect thereof becomes due or (if the full amount of the money payable on such date has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders by the Republic that such moneys have been so received and are available for payment. Any reference herein to “principal” and/or “interest” shall be deemed to include any Additional Amounts which may be payable on this Bond.

“Responsible Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, association, trust or any other entity or organization (including a government or political subdivision or an agency or instrumentality thereof), other than a Holder or beneficial owner, which, as a result of applicable Argentine tax regulations in force from time to time, qualifies as statutorily responsible for the payment of any Argentine Taxes.

The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Bond or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in connection with, the enforcement of the obligations of the Republic under the Bond or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

4. Redemption. The Bonds will be redeemable at the option of the Republic prior to the maturity date. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the Holders, to redeem the Bonds, in whole or in part, at any time or from time to time prior to the maturity date, at a redemption price equal to the principal amount thereof, plus interest accrued but not paid on the principal amount of the Bonds to be redeemed to the date of redemption specified in such notice.

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5. Negative Pledge Covenant of Republic. (a) So long as any Bond remains Outstanding, save for the exceptions set forth below, the Republic will not create or permit to subsist any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest (“Lien”) upon the whole or any part of its assets or revenues to secure any Public External Indebtedness of the Republic unless, at the same time or prior thereto, the Republic’s obligations under the Bonds either (i) are secured equally and ratably therewith, or (ii) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of the Bonds (as provided in Articles Ten and Eleven of the Indenture).

(b) Notwithstanding the foregoing, the Republic may permit to subsist:

i. any Lien upon property to secure Public External Indebtedness of the Republic incurred to finance the acquisition of such property by the Republic; any renewal or extension of any such Lien so long as it is limited to the original property covered thereby and it secures any renewal or extension of the original secured financing;

ii. any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities);

iii. any Lien existing on such property at the time of its acquisition to secure Public External Indebtedness of the Republic and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original secured financing;

iv. any Lien created in connection with the transactions contemplated by The Republic of Argentina 1992 Financing Plan dated June 23, 1992 sent to the international banking community with the communication dated June 23, 1992 from the Minister of Economy and Public Works and Services of Argentina (the “1992 Financing Plan”) and the implementing documentation therefore, including any Lien to secure obligations under the collateralized securities issued thereunder (the “1992 Par and Discount Bonds”) and any Lien securing indebtedness outstanding as of September 4, 2020 to the extent required to be equally and ratably secured with the 1992 Par and Discount Bonds;

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v. any Lien in existence as of September 4, 2020;

vi. any Lien securing Public External Indebtedness of the Republic issued upon surrender or cancellation of any of the 1992 Par and Discount Bonds or the principal amount of any indebtedness outstanding as of June 23, 1992, in each case, to the extent such Lien is created to secure such Public External Indebtedness on a basis comparable to the 1992 Par and Discount Bonds;

vii. any Lien on any of the 1992 Par and Discount Bonds; and

viii. any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (a) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (b) the property over which such Lien is granted consists solely of such assets and revenues.

(c) The Republic shall publish on an annual basis and no later than November 30 of the relevant year (either by posting to a publicly available website maintained by the Republic or by filing a Form 18-K (or any successor form) with the United States Securities and Exchange Commission), the Republic Aggregate Debt Information.

(d) For purposes of these Terms:

“Republic Aggregate Debt Information” shall mean the following data as of the close of the preceding fiscal year of the Republic: (a) total internal funded debt of the Republic; (b) total external funded debt of the Republic; (c) the title, date of issue, date of maturity, interest rate, and amount outstanding, together with the currency or currencies in which payable, of each issue of external funded debt of the Republic; (d) as to each issue of securities of the Republic which is registered with the SEC, the total amount held by or for the account of the Republic, if any; (e) the estimated total internal floating indebtedness of the Republic; and (f) the estimated total external floating indebtedness of the Republic.

6. Events of Default. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

i. Non-Payment: the Republic fails to pay any principal of or interest on any of the Bonds when due and payable and such failure continues for 30 days; or

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ii. Breach of Other Obligations: the Republic does not perform or comply with any of its other obligations in the Bonds or in the Indenture insofar as it relates to the Bonds and such failure cannot be remedied or is not remedied within 90 days after the Republic receives written notice of request to remedy such failure from the Trustee; or

iii. Cross Default: any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any Performing Public External Indebtedness of the Republic having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more, or the Republic fails to pay Performing Public External Indebtedness having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more when and as the same shall become due and payable and that failure continues past the applicable grace period, if any; or

iv. Moratorium: a declaration by the Republic of a moratorium on the payment of principal of, or interest on, its Performing Public External Indebtedness and such moratorium does not expressly exclude the Bonds; and

v. Validity: the validity of the Bonds shall be contested by the Republic.

(b) If an Event of Default under the Bonds shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Bonds to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Bonds due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the Bonds shall have been cured or waived; provided that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Bonds, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Bonds which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Bond at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the reasonable fees and expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 6 need not be taken at a meeting pursuant to paragraph 8 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 6 are subject to Article Four of the Indenture.

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(c) Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (ii) or (v) of paragraph 6(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of Bonds. Only Performing Public External Indebtedness is considered for purposes of paragraph 6(a)(iii) (Cross-Default).

(d) In the event of a declaration of acceleration because of an Event of Default described in clause (iii) of paragraph 6(a), the declaration of acceleration shall be automatically rescinded and annulled if the Republic has remedied or cured the Event of Default or if the Holders of the relevant indebtedness rescind the declaration, within 60 days after the event.

(e) For the purposes of this paragraph 6, “Performing Public External Indebtedness” means Public External Indebtedness issued on or after September 4, 2020.

7. Purchase of Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation, but any Bond so purchased by the Republic may not be re-issued or resold except in compliance with the Securities Act and other applicable law.

8. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Bonds and actions taken by written consent of the Holders of Bonds.

9. Replacement, Exchange and Transfer of the Bonds. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Bond shall become mutilated, defaced or be purportedly destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Bond bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Bond, or in lieu of and in substitution for the purportedly destroyed, lost or stolen Bond. In every case, the applicant for a substitute Bond shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Upon the issuance of any substitute Bond, the Holder of such Bond, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Republic and the Trustee) connected with the preparation and issuance of the substitute Bond.

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(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 9(e) hereof, a Certificated Security of a Series may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in different authorized denominations and a beneficial interest in a Global Bond may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Bond by the Holder or Holders surrendering the Bond or Bonds for exchange at the Corporate Trust Office, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the Person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Trustee. Certificated Securities will only be issued in exchange for interests in a Global Bond pursuant to Section 2.5(e) or 2.5(f) of the Indenture. The exchange of the Bonds will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 9(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office, at the office of any trustee paying agent or at any other office acceptable to the Trustee, accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Bonds will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 9 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Bond. Registration of the transfer of a Bond by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Bond during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Bonds.

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10. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

11. Trustee Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed The Bank of New York Mellon as principal paying agent, transfer agent and registrar. At the expense of the Republic, the Trustee may at any time appoint additional or other trustee paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Bonds are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed in the Euro MTF Market of the Luxembourg Stock Exchange and the rules of such Exchange so require, as notified by the Issuer to the Trustee, the Trustee will maintain a paying agent in Luxembourg. The Republic or the Trustee, as the case may be, will give prompt notice to all Holders of the Bonds of any future appointment or any resignation or removal of any trustee paying agent, transfer agent or registrar or of any change by any trustee paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, the Republic shall have the right at any time to instruct the Trustee to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders. Notwithstanding the foregoing, the trustee paying agent and any trustee paying agent appointed hereunder shall be agents solely of the Trustee, and the Republic shall have no authority over or any direct relationship with the trustee paying agent or any such trustee paying agent.

12. Enforcement. Except as provided in Section 4.7 of the Indenture, no Holder of Bonds of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Bonds of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Bonds, or for any other remedy hereunder or under the Bonds, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Bonds, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Bonds of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity or other security as it may require and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Bonds of a Series with every other Holder of Bonds of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Bonds of such Series. For the protection and enforcement of this paragraph 12, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. The Republic expressly acknowledges, with respect to the right of any Holder to pursue a remedy under the Indenture or the Bonds, the right of any beneficial holder of Bonds to pursue such remedy with respect to the portion of the Global Bond that represents such beneficial holder’s Bond as if Certificated Securities had been issued to such Holder.

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13. Notices. The Republic or the Trustee, as the case may be, will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given when mailed. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders (a) by means of press releases published in an international news service and (b) if and so long as the Bonds are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication on the website of the Luxembourg Stock Exchange is not possible, the Republic will give notices in another way consistent with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

14. Further Issues of Bonds. The Republic may from time to time, without the consent of Holders of the Bonds, create and issue additional Bonds having the same Terms as the Bonds in all respects, except for issue date, issue price, original interest accrual date and the first interest payment on the Bonds; provided, however, that any additional Bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional Bonds have a separate CUSIP, ISIN or other identifying number from the previously Outstanding Bonds. Such Additional Bonds will be consolidated with and will form a single Series with the previously Outstanding Bonds.

15. Prescription. All claims against the Republic for the payment of principal, interest, premium, if any, or other amounts due on, the Bonds (including Additional Amounts) shall be prescribed unless made within five years, with respect to principal, and two years, with respect to interest, premium, if any, or other amounts due on the Bonds (including Additional Amounts), in each case from the date on which such payment first became due, or a shorter period if provided by law.

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16. Authentication. This Bond shall not become valid or obligatory until the certificate of authentication hereon shall have been manually signed by the Trustee or its agent.

17. Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities.

(a) The Indenture will be governed by and construed in accordance with the laws of the State of New York. This Bond will be governed by and construed in accordance with the laws of the State of New York; provided, however, that all matters governing the Republic’s authorization and execution of the Indenture and the Bonds shall in all cases be governed by and construed in accordance with the laws of the Republic.

(b) Subject to paragraph 17(a), the Republic irrevocably submits to the exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, and the courts of the Republic and, in each case, any appellate court thereof (collectively referred to “Specified Courts”) in any suit, action or proceeding arising out of or relating to the Bonds or the Republic’s failure or alleged failure to perform any obligations under the Bonds against it or its properties, assets or revenues (a “Related Proceeding”). Any proceeding against the Trustee arising out of or related to the Indenture or the Bonds shall be commenced solely in a New York State or federal court sitting in the Borough of Manhattan, the City of New York. The Republic and the Holders, by their acceptance of the Bonds, agree to the foregoing and submit to the exclusive jurisdiction of any such court.

(c) The Republic hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to Related Proceedings brought in a Specified Court whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought in an inconvenient forum (except for any Related Proceedings relating to the securities laws of the United States or any state thereof).

(d) Subject to paragraph 17(a), the Republic hereby appoints Banco de la Nación Argentina, at its office located at 225 Park Avenue, New York, New York, 10169, and, if such Person is not maintained by the Republic as its agent for such purpose, the Republic will appoint another Person to act as its authorized agent (the “Authorized Agent”) upon whom process may be served in any Related Proceeding or any action or proceeding to enforce or execute any Related Judgment brought against it in any New York state or federal court sitting in the Borough of Manhattan, The City of New York. Such appointment shall be irrevocable until all amounts in respect of the principal of and any interest due and to become due on or in respect of all the Bonds have been provided to the Trustee pursuant to the terms hereof, except that, if for any reason, such Authorized Agent ceases to be able to act as Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Republic will appoint another Person in the Borough of Manhattan, The City of New York, selected in its discretion, as such Authorized Agent. Prior to the date of issuance of any Bonds, the Republic shall obtain the consent of Banco de la Nación Argentina to its appointment as such Authorized Agent, a copy of which acceptance shall be provided to the Trustee. The Republic shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York, by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Republic.

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(e) Nothing in paragraphs 17(b) or (d) shall affect the right of the Trustee or (in connection with legal actions or proceedings by any Holder as permitted by the Indenture and this Bond) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

(f) The submission to and acceptance of jurisdiction set out in paragraphs 17(b) and (e) above are intended to be effective upon execution of Bond without further act by the Republic before any such court and introduction of a true copy of this Bond into evidence shall be conclusive and final evidence of such waiver.

(g) Subject to paragraph 17(a), to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction in which any Specified Court is located, in which any Related Proceeding may at any time be brought against it or any of its revenues, assets or properties, or in any jurisdiction in which any Specified Court is located in which any suit, action or proceeding may at any time be brought for the purpose of enforcing or executing any judgment issued in any Related Proceeding (a “Related Judgment”), to any immunity from suit, from the jurisdiction of any such court, from set-off, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction, including the United States Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) (and consents to the giving of any relief or the issue of any process in connection with any Related Proceeding or Related Judgment as permitted by applicable law, including the Immunities Act); provided, however, that such waiver shall not extend to and the Republic shall be immune in respect of and in relation to any suit, action or proceeding or enforcement of any Related Judgment against (i) any assets, reserves and accounts of the Central Bank (Banco Central de la República Argentina), (ii) any property in the public domain located in the territory of the Republic, including property that falls within the purview of Sections 234 and 235 of the Civil and Commercial Code of the Republic, (iii) any property located in or outside the territory of the Republic that provides an essential public service, (iv) any property (whether in the form of cash, bank deposits, securities, third party obligations or any other methods of payment) of the Republic, its governmental agencies and other governmental entities relating to the performance of the budget, within the purview of Sections 165 through 170 of Law No. 11,672, Ley Complementaria Permanente de Presupuesto (t.o. 2014), (v) any property entitled to the privileges and immunities of the Vienna Convention on Diplomatic Relations of 1961 and the Vienna Convention on Consular Relations of 1963, including, but not limited to, property, premises and bank accounts used by the missions of the Republic, (vi) any property used by a diplomatic, governmental or consular mission of the Republic, (vii) taxes, duties, levies, assessments, royalties or any other governmental charges imposed by the Republic, including the right of the Republic to collect any such charges, (viii) any property of a military character or under the control of a military authority or defense agency of the Republic, (ix) property forming part of the cultural heritage of the Republic, or (x) property entitled to immunity under any applicable sovereign immunity laws.

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(h) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Indenture and this Bond and under no circumstances shall it be interpreted as a general waiver by the Republic or a waiver with respect to proceedings unrelated to the Indenture or this Bond.

(i) The Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of an Authorized Agent does not extend to such actions.

18. Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Bonds that has obtained a court judgment affecting the Bonds shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Bond is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess; provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

19. Warranty of the Republic. Subject to paragraph 16, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

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20. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

21. Modifications.

(a) Any Modification to the Bonds or the Indenture insofar as it affects the Bonds shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 21 will be conclusive and binding on all Holders of the Bonds, and on all future Holders of the Bonds whether or not notation of such Modification is made upon the Bonds. Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Bond.

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ANNEX B-2

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THE REPUBLIC OF ARGENTINA

REGISTERED GLOBAL BONDS

representing

Euro Amortizing 0.500% Bonds due 2029

Original Principal Amount €[______]

No. 1

ISIN: XS2200244072

Common Code: 220024407

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM”) TO THE REPUBLIC OF ARGENTINA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, THE NOMINEE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH (THE “DEPOSITARY”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM (AND ANY PAYMENT HEREON IS MADE TO THE DEPOSITARY, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE CERTIFICATED SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

The Republic of Argentina (the “Republic”), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, or registered assigns, the principal sum set forth in the Schedule of Principal Increases and Decreases annexed hereto as Schedule A, in 10 semi-annual installments on January 9 and July 9 of each year commencing on January 9, 2025, and the last installment on July 9, 2029 (each such date, a “Principal Payment Date”). The amount of each such principal payment shall equal the principal amount of this Bond outstanding as of any such Principal Payment Date, divided by the number of principal installments from and including such Principal Payment Date to and including July 9, 2029. To the extent necessary, principal payments may be rounded down to the nearest whole number, with any difference being paid at maturity.

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The Republic further unconditionally promises to pay interest semi-annually in arrears on January 9 and July 9 of each year (each, an “Interest Payment Date” and together with a Principal Payment Date, a “Payment Date”), commencing July 9, 2021 on any outstanding portion of the unpaid principal amount hereof at the following rates per annum:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2029	0.500%

Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from September 4, 2020 until payment of said principal sum has been made or duly provided for. Principal and interest shall be payable to Holders of record as of January 8 and July 8 of each year (each, a “Record Date”). This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the European Union as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any trustee paying agent shall be entitled to treat the Depositary or its nominee or common custodian as the sole Holder of this Global Bond.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of €[______] principal amount of Euro Amortizing 0.500% Bonds due 2029 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of April 22, 2016, as amended from time to time (the “Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

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Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this Global Bond shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF ARGENTINA

By:
Name: Martín Maximiliano Guzmán
Title: Minister of Economy of the Republic of Argentina

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:
Name:
Title:

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Schedule A

The initial principal amount of this Bond is €[______]. The following increases or decreases in this Bond have been made:

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond	Notation Made By

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TERMS AND CONDITIONS OF THE BONDS

1. General. (a) This Bond is one of a duly authorized Series of debt securities of The Republic of Argentina (the “Republic”), designated as its Euro Amortizing 0.500% Bonds due 2029 (each Bond of this Series a “Bond,” and collectively, the “Bonds”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of April 22, 2016, between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds constitute and will constitute direct, general, unconditional and unsubordinated obligations of the Republic, for which the full faith and credit of the Republic is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Bonds ratably with payments being made under any other Public External Indebtedness.

(c) The Bonds were authorized and issued under Law No. 27,544 and Decree 250/2020, Decree 391/2020 (rectified by Decree 404/2020), Decree 582/2020 and Decree 676/2020 (rectified by Decree 701/2020) of the Executive Power of the Republic, subject to the procedures provided in Law No. 26,122.

(d) The Bonds are in fully registered form, without coupons in denominations of €1.00 and integral multiples of €1.00 in excess thereof. The Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, exchanges and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Bond shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(e) For the purposes of this paragraph 1 and paragraphs 5 and 6 below, the following terms shall have the meanings specified below:

“Public External Indebtedness” means any External Indebtedness of, or guaranteed by, the Republic which (i) is publicly offered or privately placed in securities markets, (ii) is in the form of, or represented by, bonds, notes or other securities or any guarantees thereof and (iii) is, or was intended at the time of issue to be, quoted, listed or traded on any stock exchange, automated trading system or over-the-counter securities market (including securities eligible for sale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (or any successor law or regulation of similar effect)).

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“External Indebtedness” means obligations for borrowed money or evidenced by securities, debentures, notes or other similar instruments payable by their terms, or which at the option of the holder thereof may be payable, in a currency other than the lawful currency of the Republic; provided that (i) no Domestic Foreign Currency Indebtedness, as defined below, and (ii) no other indebtedness governed by the laws of the Republic and originally settled in Argentina shall constitute External Indebtedness.

“Domestic Foreign Currency Indebtedness” means (i) the following indebtedness to the extent not redenominated into pesos pursuant to Argentine law and thereby converted into domestic indebtedness, in each case as amended from time to time: (a) Bonos del Tesoro issued under Decree No. 1527/91 and Decree No. 1730/91, (b) Bonos de Consolidación issued under Law No. 23,982 and Decree No. 2140/91, (c) Bonos de Consolidación de Deudas Previsionales issued under Law No. 23,982 and Decree No. 2140/91, (d) Bonos de la Tesorería a 10 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (e) Bonos de la Tesorería a 5 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (f) Ferrobonos issued under Decree No. 52/92 and Decree No. 526/92, (g) Bonos de Consolidación de Regalías Hidrocarburíferas a 16 Años de Plazo issued under Decree No. 2284/92 and Decree No. 54/93, (h) Letras de Tesorería en Dólares Estadounidenses issued under the Republic’s annual budget laws, including those Letras de Tesorería issued under Law No. 24,156 and Decree No. 340/96, (i) Bonos de Consolidación issued under Law No. 24,411 and Decree No. 726/97, (j) Bonos Externos de la República Argentina issued under Law No. 19,686 enacted on June 15, 1972, (k) Bonos del Tesoro a Mediano Plazo en Dólares Estadounidenses issued under Law No. 24,156 and Decree No. 340/96, (l) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Decree No. 905/2002, Decree No. 1836/2002 and Decree No. 739/2003, (m) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 240/2005 and 85/2005, (n) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 88/2006 and 18/2006, (o) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 230/2006 and 64/2006, (p) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 100/2007 and 24/2007, (q) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 424/2011 and 132/2011 and (r) any other indebtedness issued on or prior to April 22, 2016 governed by the laws of the Republic; (ii) any indebtedness issued on or prior to April 22, 2016 in exchange, or as replacement, for the indebtedness referred to in (i) above, in each case as amended from time to time; and (iii) any other indebtedness having the same terms and conditions as any of the indebtedness referred to in (i) and (ii) above in all respects except for issue date, issue price and the first interest payment thereon.

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2. Payments. (a) The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Bonds and any other payments to be made by the Republic under the Bonds and the Indenture, at the place or places, at the respective times and in the manner provided in the Bonds and the Indenture. Payment of interest or principal (including Additional Amounts (as defined below)) on Bonds will be made to the Persons in whose name such Bonds are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Bonds upon any transfer or exchange thereof subsequent to the Record Date and prior to such Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Payment Date, such defaulted interest shall be paid to the Persons in whose names such Bonds are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 14 of these Terms, by or on behalf of the Republic to the Holders of the Bonds not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest, principal or premium, if any, (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of principal and interest on Certificated Securities will be made (i) by a Euro check drawn on a bank in London mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least €5,000,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a Euro account maintained by the Holder with a bank in London. Payment of principal and interest on a Global Bond will be made (i) by a Euro check drawn on a bank in London delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a Euro account maintained by the Depositary with a bank in London. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City, London or in The City of Buenos Aires (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation or executive order to close. The Republic agrees that Section 765 of the Argentine Civil and Commercial Code is not applicable to the payment of amounts due on Debt Securities.

(b) In any case where the date of payment of the principal, interest or premium, if any, (including Additional Amounts) on, the Bonds shall not be a Business Day, then payment of principal, interest or premium, if any, (including Additional Amounts) will be made on the next succeeding Business Day, and no interest on the Bonds will accrue as a result of the delay in payment.

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(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent that shall be appointed by the Trustee, at the expense of the Republic (each, a “trustee paying agent”), for the payment of the principal, interest or premium, if any, (including Additional Amounts) on any Bond and not applied but remaining unclaimed for one year after the date upon which such principal, interest or premium, if any, shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such trustee paying agent, upon the written request of the Republic and the Holder of such Bond shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such trustee paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Bond until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to paragraph 16 of these Terms and the Republic’s obligation to make payments on the Bonds as they become due will not be affected until the expiration of such prescription period.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Bonds, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the following rates per annum, together with Additional Amounts, if applicable:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2029	0.500%

3. Additional Amounts. All payments of principal, premium, if any, and interest in respect of this Bond by the Republic shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Republic or any authority therein or thereof having power to tax (together “Taxes”), unless such withholding or deduction is required by law. In such event, the Republic shall pay to the registered Holders of this Bond such additional amounts (“Additional Amounts”) as will result in receipt by such Holders of such amounts of principal, premium and interest as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be payable with respect to any Bond (i) to a Holder or a beneficial owner of a Bond where such Holder or beneficial owner or Responsible Person is liable for such Taxes in respect of this Bond by reason of his having some connection with the Republic other than the mere holding of such Bond or the receipt of principal, premium or interest in respect thereof or the enforcement of rights with respect to the Bond; (ii) to a Holder or beneficial owner of a Bond, that failed to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other Responsible Person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (A) the Republic or the Republic’s agent has notified the Holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (B) in no event shall such Holder’s or beneficial owner’s or other Responsible Person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other Responsible Person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other Responsible Person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or (iii) presented for payment more than 30 days after the Relevant Date, as defined herein, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

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“Relevant Date” in respect of any Bond means the date on which payment in respect thereof becomes due or (if the full amount of the money payable on such date has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders by the Republic that such moneys have been so received and are available for payment. Any reference herein to “principal” and/or “interest” shall be deemed to include any Additional Amounts which may be payable on this Bond.

“Responsible Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, association, trust or any other entity or organization (including a government or political subdivision or an agency or instrumentality thereof), other than a Holder or beneficial owner, which, as a result of applicable Argentine tax regulations in force from time to time, qualifies as statutorily responsible for the payment of any Argentine Taxes.

The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Bond or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in connection with, the enforcement of the obligations of the Republic under the Bond or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

4. Redemption. The Bonds will be redeemable at the option of the Republic prior to the maturity date. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the Holders, to redeem the Bonds, in whole or in part, at any time or from time to time prior to the maturity date, at a redemption price equal to the principal amount thereof, plus interest accrued but not paid on the principal amount of the Bonds to be redeemed to the date of redemption specified in such notice.

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5. Negative Pledge Covenant of Republic. (a) So long as any Bond remains Outstanding, save for the exceptions set forth below, the Republic will not create or permit to subsist any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest (“Lien”) upon the whole or any part of its assets or revenues to secure any Public External Indebtedness of the Republic unless, at the same time or prior thereto, the Republic’s obligations under the Bonds either (i) are secured equally and ratably therewith, or (ii) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of the Bonds (as provided in Articles Ten and Eleven of the Indenture).

(b) Notwithstanding the foregoing, the Republic may permit to subsist:

i. any Lien upon property to secure Public External Indebtedness of the Republic incurred to finance the acquisition of such property by the Republic; any renewal or extension of any such Lien so long as it is limited to the original property covered thereby and it secures any renewal or extension of the original secured financing;

ii. any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities);

iii. any Lien existing on such property at the time of its acquisition to secure Public External Indebtedness of the Republic and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original secured financing;

iv. any Lien created in connection with the transactions contemplated by The Republic of Argentina 1992 Financing Plan dated June 23, 1992 sent to the international banking community with the communication dated June 23, 1992 from the Minister of Economy and Public Works and Services of Argentina (the “1992 Financing Plan”) and the implementing documentation therefore, including any Lien to secure obligations under the collateralized securities issued thereunder (the “1992 Par and Discount Bonds”) and any Lien securing indebtedness outstanding as of September 4, 2020 to the extent required to be equally and ratably secured with the 1992 Par and Discount Bonds;

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v. any Lien in existence as of September 4, 2020;

vi. any Lien securing Public External Indebtedness of the Republic issued upon surrender or cancellation of any of the 1992 Par and Discount Bonds or the principal amount of any indebtedness outstanding as of June 23, 1992, in each case, to the extent such Lien is created to secure such Public External Indebtedness on a basis comparable to the 1992 Par and Discount Bonds;

vii. any Lien on any of the 1992 Par and Discount Bonds; and

viii. any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (a) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (b) the property over which such Lien is granted consists solely of such assets and revenues.

(c) The Republic shall publish on an annual basis and no later than November 30 of the relevant year (either by posting to a publicly available website maintained by the Republic or by filing a Form 18-K (or any successor form) with the United States Securities and Exchange Commission), the Republic Aggregate Debt Information.

(d) For purposes of these Terms:

“Republic Aggregate Debt Information” shall mean the following data as of the close of the preceding fiscal year of the Republic: (a) total internal funded debt of the Republic; (b) total external funded debt of the Republic; (c) the title, date of issue, date of maturity, interest rate, and amount outstanding, together with the currency or currencies in which payable, of each issue of external funded debt of the Republic; (d) as to each issue of securities of the Republic which is registered with the SEC, the total amount held by or for the account of the Republic, if any; (e) the estimated total internal floating indebtedness of the Republic; and (f) the estimated total external floating indebtedness of the Republic.

6. Events of Default. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

i. Non-Payment: the Republic fails to pay any principal of or interest on any of the Bonds when due and payable and such failure continues for 30 days; or

ii. Breach of Other Obligations: the Republic does not perform or comply with any of its other obligations in the Bonds or in the Indenture insofar as it relates to the Bonds and such failure cannot be remedied or is not remedied within 90 days after the Republic receives written notice of request to remedy such failure from the Trustee; or

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iii. Cross Default: any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any Performing Public External Indebtedness of the Republic having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more, or the Republic fails to pay Performing Public External Indebtedness having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more when and as the same shall become due and payable and that failure continues past the applicable grace period, if any; or

iv. Moratorium: a declaration by the Republic of a moratorium on the payment of principal of, or interest on, its Performing Public External Indebtedness and such moratorium does not expressly exclude the Bonds; and

v. Validity: the validity of the Bonds shall be contested by the Republic.

(b) If an Event of Default under the Bonds shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Bonds to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Bonds due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the Bonds shall have been cured or waived; provided that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Bonds, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Bonds which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Bond at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the reasonable fees and expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 6 need not be taken at a meeting pursuant to paragraph 8 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 6 are subject to Article Four of the Indenture.

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(c) Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (ii) or (v) of paragraph 6(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of Bonds. Only Performing Public External Indebtedness is considered for purposes of paragraph 6(a)(iii) (Cross-Default).

(d) In the event of a declaration of acceleration because of an Event of Default described in clause (iii) of paragraph 6(a), the declaration of acceleration shall be automatically rescinded and annulled if the Republic has remedied or cured the Event of Default or if the Holders of the relevant indebtedness rescind the declaration, within 60 days after the event.

(e) For the purposes of this paragraph 6, “Performing Public External Indebtedness” means Public External Indebtedness issued on or after September 4, 2020.

7. Purchase of Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation, but any Bond so purchased by the Republic may not be re-issued or resold except in compliance with the Securities Act and other applicable law.

8. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Bonds and actions taken by written consent of the Holders of Bonds.

9. Replacement, Exchange and Transfer of the Bonds. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Bond shall become mutilated, defaced or be purportedly destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Bond bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Bond, or in lieu of and in substitution for the purportedly destroyed, lost or stolen Bond. In every case, the applicant for a substitute Bond shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Upon the issuance of any substitute Bond, the Holder of such Bond, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Republic and the Trustee) connected with the preparation and issuance of the substitute Bond.

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(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 9(e) hereof, a Certificated Security of a Series may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in different authorized denominations and a beneficial interest in a Global Bond may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Bond by the Holder or Holders surrendering the Bond or Bonds for exchange at the Corporate Trust Office, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the Person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Trustee. Certificated Securities will only be issued in exchange for interests in a Global Bond pursuant to Section 2.5(e) or 2.5(f) of the Indenture. The exchange of the Bonds will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 9(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office, at the office of any trustee paying agent or at any other office acceptable to the Trustee, accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Bonds will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 9 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Bond. Registration of the transfer of a Bond by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Bond during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Bonds.

10. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

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11. Trustee Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed The Bank of New York Mellon as principal paying agent, transfer agent and registrar. The Trustee has appointed The Bank of New York Mellon, London Branch, as London paying agent. At the expense of the Republic, the Trustee may at any time appoint additional or other trustee paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Bonds are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed in the Euro MTF Market of the Luxembourg Stock Exchange and the rules of such Exchange so require, as notified by the Issuer to the Trustee, the Trustee will maintain a paying agent in Luxembourg. The Republic or the Trustee, as the case may be, will give prompt notice to all Holders of the Bonds of any future appointment or any resignation or removal of any trustee paying agent, transfer agent or registrar or of any change by any trustee paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, the Republic shall have the right at any time to instruct the Trustee to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders. Notwithstanding the foregoing, the trustee paying agent and any trustee paying agent appointed hereunder shall be agents solely of the Trustee, and the Republic shall have no authority over or any direct relationship with the trustee paying agent or any such trustee paying agent.

12. Enforcement. Except as provided in Section 4.7 of the Indenture, no Holder of Bonds of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Bonds of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Bonds, or for any other remedy hereunder or under the Bonds, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Bonds, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Bonds of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity or other security as it may require and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Bonds of a Series with every other Holder of Bonds of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Bonds of such Series. For the protection and enforcement of this paragraph 12, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. The Republic expressly acknowledges, with respect to the right of any Holder to pursue a remedy under the Indenture or the Bonds, the right of any beneficial holder of Bonds to pursue such remedy with respect to the portion of the Global Bond that represents such beneficial holder’s Bond as if Certificated Securities had been issued to such Holder.

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13. Notices. The Republic or the Trustee, as the case may be, will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given when mailed. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders (a) by means of press releases published in an international news service and (b) if and so long as the Bonds are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication on the website of the Luxembourg Stock Exchange is not possible, the Republic will give notices in another way consistent with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

14. Further Issues of Bonds. The Republic may from time to time, without the consent of Holders of the Bonds, create and issue additional Bonds having the same Terms as the Bonds in all respects, except for issue date, issue price, original interest accrual date and the first interest payment on the Bonds; provided, however, that any additional Bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional Bonds have a separate ISIN or other identifying number from the previously Outstanding Bonds. Such Additional Bonds will be consolidated with and will form a single Series with the previously Outstanding Bonds.

15. Prescription. All claims against the Republic for the payment of principal, interest, premium, if any, or other amounts due on, the Bonds (including Additional Amounts) shall be prescribed unless made within five years, with respect to principal, and two years, with respect to interest, premium, if any, or other amounts due on the Bonds (including Additional Amounts), in each case from the date on which such payment first became due, or a shorter period if provided by law.

16. Authentication. This Bond shall not become valid or obligatory until the certificate of authentication hereon shall have been manually signed by the Trustee or its agent.

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17. Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities.

(a) The Indenture will be governed by and construed in accordance with the laws of the State of New York. This Bond will be governed by and construed in accordance with the laws of the State of New York; provided, however, that all matters governing the Republic’s authorization and execution of the Indenture and the Bonds shall in all cases be governed by and construed in accordance with the laws of the Republic.

(b) Subject to paragraph 17(a), the Republic irrevocably submits to the exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, and the courts of the Republic and, in each case, any appellate court thereof (collectively referred to “Specified Courts”) in any suit, action or proceeding arising out of or relating to the Bonds or the Republic’s failure or alleged failure to perform any obligations under the Bonds against it or its properties, assets or revenues (a “Related Proceeding”). Any proceeding against the Trustee arising out of or related to the Indenture or the Bonds shall be commenced solely in a New York State or federal court sitting in the Borough of Manhattan, the City of New York. The Republic and the Holders, by their acceptance of the Bonds, agree to the foregoing and submit to the exclusive jurisdiction of any such court.

(c) The Republic hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to Related Proceedings brought in a Specified Court whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought in an inconvenient forum (except for any Related Proceedings relating to the securities laws of the United States or any state thereof).

(d) Subject to paragraph 17(a), the Republic hereby appoints Banco de la Nación Argentina, at its office located at 225 Park Avenue, New York, New York, 10169, and, if such Person is not maintained by the Republic as its agent for such purpose, the Republic will appoint another Person to act as its authorized agent (the “Authorized Agent”) upon whom process may be served in any Related Proceeding or any action or proceeding to enforce or execute any Related Judgment brought against it in any New York state or federal court sitting in the Borough of Manhattan, The City of New York. Such appointment shall be irrevocable until all amounts in respect of the principal of and any interest due and to become due on or in respect of all the Bonds have been provided to the Trustee pursuant to the terms hereof, except that, if for any reason, such Authorized Agent ceases to be able to act as Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Republic will appoint another Person in the Borough of Manhattan, The City of New York, selected in its discretion, as such Authorized Agent. Prior to the date of issuance of any Bonds, the Republic shall obtain the consent of Banco de la Nación Argentina to its appointment as such Authorized Agent, a copy of which acceptance shall be provided to the Trustee. The Republic shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York, by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Republic.

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(e) Nothing in paragraphs 17(b) or (d) shall affect the right of the Trustee or (in connection with legal actions or proceedings by any Holder as permitted by the Indenture and this Bond) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

(f) The submission to and acceptance of jurisdiction set out in paragraphs 17(b) and (e) above are intended to be effective upon execution of Bond without further act by the Republic before any such court and introduction of a true copy of this Bond into evidence shall be conclusive and final evidence of such waiver.

(g) Subject to paragraph 17(a), to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction in which any Specified Court is located, in which any Related Proceeding may at any time be brought against it or any of its revenues, assets or properties, or in any jurisdiction in which any Specified Court is located in which any suit, action or proceeding may at any time be brought for the purpose of enforcing or executing any judgment issued in any Related Proceeding (a “Related Judgment”), to any immunity from suit, from the jurisdiction of any such court, from set-off, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction, including the United States Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) (and consents to the giving of any relief or the issue of any process in connection with any Related Proceeding or Related Judgment as permitted by applicable law, including the Immunities Act); provided, however, that such waiver shall not extend to and the Republic shall be immune in respect of and in relation to any suit, action or proceeding or enforcement of any Related Judgment against (i) any assets, reserves and accounts of the Central Bank (Banco Central de la República Argentina), (ii) any property in the public domain located in the territory of the Republic, including property that falls within the purview of Sections 234 and 235 of the Civil and Commercial Code of the Republic, (iii) any property located in or outside the territory of the Republic that provides an essential public service, (iv) any property (whether in the form of cash, bank deposits, securities, third party obligations or any other methods of payment) of the Republic, its governmental agencies and other governmental entities relating to the performance of the budget, within the purview of Sections 165 through 170 of Law No. 11,672, Ley Complementaria Permanente de Presupuesto (t.o. 2014), (v) any property entitled to the privileges and immunities of the Vienna Convention on Diplomatic Relations of 1961 and the Vienna Convention on Consular Relations of 1963, including, but not limited to, property, premises and bank accounts used by the missions of the Republic, (vi) any property used by a diplomatic, governmental or consular mission of the Republic, (vii) taxes, duties, levies, assessments, royalties or any other governmental charges imposed by the Republic, including the right of the Republic to collect any such charges, (viii) any property of a military character or under the control of a military authority or defense agency of the Republic, (ix) property forming part of the cultural heritage of the Republic, or (x) property entitled to immunity under any applicable sovereign immunity laws.

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(h) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Indenture and this Bond and under no circumstances shall it be interpreted as a general waiver by the Republic or a waiver with respect to proceedings unrelated to the Indenture or this Bond.

(i) The Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of an Authorized Agent does not extend to such actions.

18. Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Bonds that has obtained a court judgment affecting the Bonds shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Bond is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess; provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

19. Warranty of the Republic. Subject to paragraph 16, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

20. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

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21. Modifications.

(a) Any Modification to the Bonds or the Indenture insofar as it affects the Bonds shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 21 will be conclusive and binding on all Holders of the Bonds, and on all future Holders of the Bonds whether or not notation of such Modification is made upon the Bonds. Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Bond.

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ANNEX B-3

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THE REPUBLIC OF ARGENTINA

REGISTERED GLOBAL BONDS

representing

U.S. Dollar Amortizing Step-Up Bonds due 2030

Original Principal Amount U.S.$[500,000,000]

No. 1

CUSIP: 040114 HS2

ISIN: US040114HS26

Common Code: 216448812

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE) TO THE REPUBLIC OF ARGENTINA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE CERTIFICATED SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

The Republic of Argentina (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum set forth in the Schedule of Principal Increases and Decreases annexed hereto as Schedule A, in 13 semi-annual installments on January 9 and July 9 of each year commencing on July 9, 2024, and the last installment on July 9, 2030 (each such date, a “Principal Payment Date”). The amount of (i) the principal payment due on the July 9, 2024 Principal Payment Date shall equal the principal amount of this Bond outstanding as of such Principal Payment Date, divided by 25, and (ii) each principal payment (other than the principal payment due on the July 9, 2024 Principal Payment Date) shall equal the principal amount of this Bond outstanding as of any such Principal Payment Date, divided by the number of principal installments from and including such Principal Payment Date to and including July 9, 2030. To the extent necessary, principal payments may be rounded down to the nearest whole number, with any difference being paid at maturity.

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The Republic further unconditionally promises to pay interest semi-annually in arrears on January 9 and July 9 of each year (each, an “Interest Payment Date” and together with a Principal Payment Date, a “Payment Date”), commencing July 9, 2021 on any outstanding portion of the unpaid principal amount hereof at the following rates per annum:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2023	5.000%
July 9, 2023	July 9, 2027	0.750%
July 9, 2027	July 9, 2030	1.750%

Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from September 4, 2020 until payment of said principal sum has been made or duly provided for. Principal and interest shall be payable to Holders of record as of January 8 and July 8 of each year (each, a “Record Date”). This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any trustee paying agent shall be entitled to treat the Depositary or its nominee as the sole Holder of this Global Bond.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of U.S.$ [______] principal amount of U.S. Dollar Amortizing Step-Up Bonds due 2030 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of April 22, 2016, as amended from time to time (the “Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

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Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this Global Bond shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF ARGENTINA

By:
Name:Martín Maximiliano Guzmán
Title:Minister of Economy of the Republic of Argentina

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:	THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:
Name:
Title:

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Schedule A

The initial principal amount of this Bond is U.S.$[500,000,000]. The following increases or decreases in this Bond have been made:

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond	Notation Made By

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TERMS AND CONDITIONS OF THE BONDS

1. General. (a) This Bond is one of a duly authorized Series of debt securities of The Republic of Argentina (the “Republic”), designated as its U.S. Dollar Amortizing Step-up Bonds due 2030 (each Bond of this Series a “Bond,” and collectively, the “Bonds”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of April 22, 2016, between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds constitute and will constitute direct, general, unconditional and unsubordinated obligations of the Republic, for which the full faith and credit of the Republic is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Bonds ratably with payments being made under any other Public External Indebtedness.

(c) The Bonds were authorized and issued under Law No. 27,544 and Decree 250/2020, Decree 391/2020 (rectified by Decree 404/2020), Decree 582/2020 and Decree 676/2020 (rectified by Decree 701/2020) of the Executive Power of the Republic, subject to the procedures provided in Law No. 26,122.

(d) The Bonds are in fully registered form, without coupons in denominations of U.S.$1.00 and integral multiples of U.S.$1.00 in excess thereof. The Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, exchanges and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Bond shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(e) For the purposes of this paragraph 1 and paragraphs 5 and 6 below, the following terms shall have the meanings specified below:

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“Public External Indebtedness” means any External Indebtedness of, or guaranteed by, the Republic which (i) is publicly offered or privately placed in securities markets, (ii) is in the form of, or represented by, bonds, notes or other securities or any guarantees thereof and (iii) is, or was intended at the time of issue to be, quoted, listed or traded on any stock exchange, automated trading system or over-the-counter securities market (including securities eligible for sale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (or any successor law or regulation of similar effect)).

“External Indebtedness” means obligations for borrowed money or evidenced by securities, debentures, notes or other similar instruments payable by their terms, or which at the option of the holder thereof may be payable, in a currency other than the lawful currency of the Republic; provided that (i) no Domestic Foreign Currency Indebtedness, as defined below, and (ii) no other indebtedness governed by the laws of the Republic and originally settled in Argentina shall constitute External Indebtedness.

“Domestic Foreign Currency Indebtedness” means (i) the following indebtedness to the extent not redenominated into pesos pursuant to Argentine law and thereby converted into domestic indebtedness, in each case as amended from time to time: (a) Bonos del Tesoro issued under Decree No. 1527/91 and Decree No. 1730/91, (b) Bonos de Consolidación issued under Law No. 23,982 and Decree No. 2140/91, (c) Bonos de Consolidación de Deudas Previsionales issued under Law No. 23,982 and Decree No. 2140/91, (d) Bonos de la Tesorería a 10 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (e) Bonos de la Tesorería a 5 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (f) Ferrobonos issued under Decree No. 52/92 and Decree No. 526/92, (g) Bonos de Consolidación de Regalías Hidrocarburíferas a 16 Años de Plazo issued under Decree No. 2284/92 and Decree No. 54/93, (h) Letras de Tesorería en Dólares Estadounidenses issued under the Republic’s annual budget laws, including those Letras de Tesorería issued under Law No. 24,156 and Decree No. 340/96, (i) Bonos de Consolidación issued under Law No. 24,411 and Decree No. 726/97, (j) Bonos Externos de la República Argentina issued under Law No. 19,686 enacted on June 15, 1972, (k) Bonos del Tesoro a Mediano Plazo en Dólares Estadounidenses issued under Law No. 24,156 and Decree No. 340/96, (l) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Decree No. 905/2002, Decree No. 1836/2002 and Decree No. 739/2003, (m) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 240/2005 and 85/2005, (n) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 88/2006 and 18/2006, (o) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 230/2006 and 64/2006, (p) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 100/2007 and 24/2007, (q) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 424/2011 and 132/2011 and (r) any other indebtedness issued on or prior to April 22, 2016 governed by the laws of the Republic; (ii) any indebtedness issued on or prior to April 22, 2016 in exchange, or as replacement, for the indebtedness referred to in (i) above, in each case as amended from time to time; and (iii) any other indebtedness having the same terms and conditions as any of the indebtedness referred to in (i) and (ii) above in all respects except for issue date, issue price and the first interest payment thereon.

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2. Payments. (a) The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Bonds and any other payments to be made by the Republic under the Bonds and the Indenture, at the place or places, at the respective times and in the manner provided in the Bonds and the Indenture. Payment of interest or principal (including Additional Amounts (as defined below)) on Bonds will be made to the Persons in whose name such Bonds are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Bonds upon any transfer or exchange thereof subsequent to the Record Date and prior to such Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Payment Date, such defaulted interest shall be paid to the Persons in whose names such Bonds are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 14 of these Terms, by or on behalf of the Republic to the Holders of the Bonds not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest, principal or premium, if any, (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of principal and interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$5,000,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of principal and interest on a Global Bond will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City or in The City of Buenos Aires (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation or executive order to close. The Republic agrees that Section 765 of the Argentine Civil and Commercial Code is not applicable to the payment of amounts due on Debt Securities.

(b) In any case where the date of payment of the principal, interest or premium, if any, (including Additional Amounts) on, the Bonds shall not be a Business Day, then payment of principal, interest or premium, if any, (including Additional Amounts) will be made on the next succeeding Business Day, and no interest on the Bonds will accrue as a result of the delay in payment.

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(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent that shall be appointed by the Trustee, at the expense of the Republic (each, a “trustee paying agent”), for the payment of the principal, interest or premium, if any, (including Additional Amounts) on any Bond and not applied but remaining unclaimed for one year after the date upon which such principal, interest or premium, if any, shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such trustee paying agent, upon the written request of the Republic and the Holder of such Bond shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such trustee paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Bond until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to paragraph 16 of these Terms and the Republic’s obligation to make payments on the Bonds as they become due will not be affected until the expiration of such prescription period.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Bonds, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the following rates per annum, together with Additional Amounts, if applicable:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2023	0.500%
July 9, 2023	July 9, 2027	0.750%
July 9, 2027	July 9, 2030	1.750%

3. Additional Amounts. All payments of principal, premium, if any, and interest in respect of this Bond by the Republic shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Republic or any authority therein or thereof having power to tax (together “Taxes”), unless such withholding or deduction is required by law. In such event, the Republic shall pay to the registered Holders of this Bond such additional amounts (“Additional Amounts”) as will result in receipt by such Holders of such amounts of principal, premium and interest as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be payable with respect to any Bond (i) to a Holder or a beneficial owner of a Bond where such Holder or beneficial owner or Responsible Person is liable for such Taxes in respect of this Bond by reason of his having some connection with the Republic other than the mere holding of such Bond or the receipt of principal, premium or interest in respect thereof or the enforcement of rights with respect to the Bond; (ii) to a Holder or beneficial owner of a Bond, that failed to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other Responsible Person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (A) the Republic or the Republic’s agent has notified the Holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (B) in no event shall such Holder’s or beneficial owner’s or other Responsible Person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other Responsible Person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other Responsible Person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or (iii) presented for payment more than 30 days after the Relevant Date, as defined herein, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

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“Relevant Date” in respect of any Bond means the date on which payment in respect thereof becomes due or (if the full amount of the money payable on such date has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders by the Republic that such moneys have been so received and are available for payment. Any reference herein to “principal” and/or “interest” shall be deemed to include any Additional Amounts which may be payable on this Bond.

“Responsible Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, association, trust or any other entity or organization (including a government or political subdivision or an agency or instrumentality thereof), other than a Holder or beneficial owner, which, as a result of applicable Argentine tax regulations in force from time to time, qualifies as statutorily responsible for the payment of any Argentine Taxes.

The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Bond or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in connection with, the enforcement of the obligations of the Republic under the Bond or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

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4. Redemption. The Bonds will be redeemable at the option of the Republic prior to the maturity date. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the Holders, to redeem the Bonds, in whole or in part, at any time or from time to time prior to the maturity date, at a redemption price equal to the principal amount thereof, plus interest accrued but not paid on the principal amount of the Bonds to be redeemed to the date of redemption specified in such notice.

5. Negative Pledge Covenant of Republic. (a) So long as any Bond remains Outstanding, save for the exceptions set forth below, the Republic will not create or permit to subsist any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest (“Lien”) upon the whole or any part of its assets or revenues to secure any Public External Indebtedness of the Republic unless, at the same time or prior thereto, the Republic’s obligations under the Bonds either (i) are secured equally and ratably therewith, or (ii) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of the Bonds (as provided in Articles Ten and Eleven of the Indenture).

(b) Notwithstanding the foregoing, the Republic may permit to subsist:

i. any Lien upon property to secure Public External Indebtedness of the Republic incurred to finance the acquisition of such property by the Republic; any renewal or extension of any such Lien so long as it is limited to the original property covered thereby and it secures any renewal or extension of the original secured financing;

ii. any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities);

iii. any Lien existing on such property at the time of its acquisition to secure Public External Indebtedness of the Republic and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original secured financing;

iv. any Lien created in connection with the transactions contemplated by The Republic of Argentina 1992 Financing Plan dated June 23, 1992 sent to the international banking community with the communication dated June 23, 1992 from the Minister of Economy and Public Works and Services of Argentina (the “1992 Financing Plan”) and the implementing documentation therefore, including any Lien to secure obligations under the collateralized securities issued thereunder (the “1992 Par and Discount Bonds”) and any Lien securing indebtedness outstanding as of September 4, 2020 to the extent required to be equally and ratably secured with the 1992 Par and Discount Bonds;

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v. any Lien in existence as of September 4, 2020;

vi. any Lien securing Public External Indebtedness of the Republic issued upon surrender or cancellation of any of the 1992 Par and Discount Bonds or the principal amount of any indebtedness outstanding as of June 23, 1992, in each case, to the extent such Lien is created to secure such Public External Indebtedness on a basis comparable to the 1992 Par and Discount Bonds;

vii. any Lien on any of the 1992 Par and Discount Bonds; and

viii. any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (a) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (b) the property over which such Lien is granted consists solely of such assets and revenues.

(c) The Republic shall publish on an annual basis and no later than November 30 of the relevant year (either by posting to a publicly available website maintained by the Republic or by filing a Form 18-K (or any successor form) with the United States Securities and Exchange Commission), the Republic Aggregate Debt Information.

(d) For purposes of these Terms:

“Republic Aggregate Debt Information” shall mean the following data as of the close of the preceding fiscal year of the Republic: (a) total internal funded debt of the Republic; (b) total external funded debt of the Republic; (c) the title, date of issue, date of maturity, interest rate, and amount outstanding, together with the currency or currencies in which payable, of each issue of external funded debt of the Republic; (d) as to each issue of securities of the Republic which is registered with the SEC, the total amount held by or for the account of the Republic, if any; (e) the estimated total internal floating indebtedness of the Republic; and (f) the estimated total external floating indebtedness of the Republic.

6. Events of Default. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

i. Non-Payment: the Republic fails to pay any principal of or interest on any of the Bonds when due and payable and such failure continues for 30 days; or

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ii. Breach of Other Obligations: the Republic does not perform or comply with any of its other obligations in the Bonds or in the Indenture insofar as it relates to the Bonds and such failure cannot be remedied or is not remedied within 90 days after the Republic receives written notice of request to remedy such failure from the Trustee; or

iii. Cross Default: any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any Performing Public External Indebtedness of the Republic having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more, or the Republic fails to pay Performing Public External Indebtedness having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more when and as the same shall become due and payable and that failure continues past the applicable grace period, if any; or

iv. Moratorium: a declaration by the Republic of a moratorium on the payment of principal of, or interest on, its Performing Public External Indebtedness and such moratorium does not expressly exclude the Bonds; and

v. Validity: the validity of the Bonds shall be contested by the Republic.

(b) If an Event of Default under the Bonds shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Bonds to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Bonds due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the Bonds shall have been cured or waived; provided that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Bonds, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Bonds which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Bond at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the reasonable fees and expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 6 need not be taken at a meeting pursuant to paragraph 9 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 6 are subject to Article Four of the Indenture.

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(c) Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (ii) or (v) of paragraph 6(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of Bonds. Only Performing Public External Indebtedness is considered for purposes of paragraph 6(a)(iii) (Cross-Default).

(d) In the event of a declaration of acceleration because of an Event of Default described in clause (iii) of paragraph 6(a), the declaration of acceleration shall be automatically rescinded and annulled if the Republic has remedied or cured the Event of Default or if the Holders of the relevant indebtedness rescind the declaration, within 60 days after the event.

(e) For the purposes of this paragraph 6, “Performing Public External Indebtedness” means Public External Indebtedness issued on or after September 4, 2020.

7. Purchase of Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation, but any Bond so purchased by the Republic may not be re-issued or resold except in compliance with the Securities Act and other applicable law.

8. Rights upon Future Offers. If at any time on or prior to September 4, 2025, the Republic voluntarily makes an offer to purchase or exchange (a “Future Exchange Offer”), or solicits consents to amend (a “Future Amendment Process”), any outstanding Non-Performing Securities, each Holder of the Bonds shall have the right for a period of 30 calendar days following the announcement of any such Future Exchange Offer or Future Amendment Process, to exchange the outstanding principal amount of any of such Holder’s Bonds for (as applicable):

(i) the consideration in cash or in kind received by holders of Non-Performing Securities in connection with any such Future Exchange Offer, or

(ii) securities having terms substantially the same as those resulting from any such Future Amendment Process, in each case in accordance with the terms and conditions of such Future Exchange Offer or Future Amendment Process; provided that the Republic in its discretion may adjust the exchange ratio applicable to the Bonds to deduct (i) any interest paid under the Bonds through the settlement date of such Future Exchange Offer or Future Amendment Process, as applicable, following September 4, 2020 and (ii) the then applicable USD Market Price of U.S.$4.53668 of the Republic’s U.S. dollar 1.000% Bonds due 2029 (the “New USD 2029 Bonds”) for each U.S.$100 principal amount of Bonds to be exchanged. The Republic shall have no obligation to make the offer described if the purchase, exchange or amendment is made in satisfaction of a final, non-appealable court order or arbitral award.

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The Republic covenants and agrees to take all steps necessary, including making any required filings with regulatory authorities in the United States, in order to enable Holders to participate in any Future Exchange Offer or Future Amendment Process as provided in this Paragraph 8.

“USD Market Price” shall mean the average price, determined by the Republic, of the New USD 2029 Bonds during the 10 business days preceding the announcement of a Future Exchange Offer or Future Amendment Process, expressed as a price per U.S.$100 as displayed on the Bloomberg Page “HP” (or any successor thereto) utilizing “Bid Px” under the “Market” field and “BVAL” under the “Source” field, or in the event such price is not so reported for any such business day for any reason, the market price of such New USD 2029 Bonds, as determined by the Republic in good faith and a commercially reasonable manner.

“Non-Performing Securities” means the securities issued by the Republic which are listed in Schedule B hereto.

9. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Bonds and actions taken by written consent of the Holders of Bonds.

10. Replacement, Exchange and Transfer of the Bonds. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Bond shall become mutilated, defaced or be purportedly destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Bond bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Bond, or in lieu of and in substitution for the purportedly destroyed, lost or stolen Bond. In every case, the applicant for a substitute Bond shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Upon the issuance of any substitute Bond, the Holder of such Bond, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Republic and the Trustee) connected with the preparation and issuance of the substitute Bond.

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(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Security of a Series may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in different authorized denominations and a beneficial interest in a Global Bond may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Bond by the Holder or Holders surrendering the Bond or Bonds for exchange at the Corporate Trust Office, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the Person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Trustee. Certificated Securities will only be issued in exchange for interests in a Global Bond pursuant to Section 2.5(e) or 2.5(f) of the Indenture. The exchange of the Bonds will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office, at the office of any trustee paying agent or at any other office acceptable to the Trustee, accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Bonds will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 10 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Bond. Registration of the transfer of a Bond by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Bond during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Bonds.

11. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

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12. Trustee Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed The Bank of New York Mellon as principal paying agent, transfer agent and registrar. At the expense of the Republic, the Trustee may at any time appoint additional or other trustee paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Bonds are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed in the Euro MTF Market of the Luxembourg Stock Exchange and the rules of such Exchange so require, as notified by the Issuer to the Trustee, the Trustee will maintain a paying agent in Luxembourg. The Republic or the Trustee, as the case may be, will give prompt notice to all Holders of the Bonds of any future appointment or any resignation or removal of any trustee paying agent, transfer agent or registrar or of any change by any trustee paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, the Republic shall have the right at any time to instruct the Trustee to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders. Notwithstanding the foregoing, the trustee paying agent and any trustee paying agent appointed hereunder shall be agents solely of the Trustee, and the Republic shall have no authority over or any direct relationship with the trustee paying agent or any such trustee paying agent.

13. Enforcement. Except as provided in Section 4.7 of the Indenture, no Holder of Bonds of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Bonds of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Bonds, or for any other remedy hereunder or under the Bonds, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Bonds, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Bonds of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity or other security as it may require and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Bonds of a Series with every other Holder of Bonds of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Bonds of such Series. For the protection and enforcement of this paragraph 13, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. The Republic expressly acknowledges, with respect to the right of any Holder to pursue a remedy under the Indenture or the Bonds, the right of any beneficial holder of Bonds to pursue such remedy with respect to the portion of the Global Bond that represents such beneficial holder’s Bond as if Certificated Securities had been issued to such Holder.

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14. Notices. The Republic or the Trustee, as the case may be, will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given when mailed. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders (a) by means of press releases published in an international news service and (b) if and so long as the Bonds are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication on the website of the Luxembourg Stock Exchange is not possible, the Republic will give notices in another way consistent with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

15. Further Issues of Bonds. The Republic may from time to time, without the consent of Holders of the Bonds, create and issue additional Bonds having the same Terms as the Bonds in all respects, except for issue date, issue price, original interest accrual date and the first interest payment on the Bonds; provided, however, that any additional Bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional Bonds have a separate CUSIP, ISIN or other identifying number from the previously Outstanding Bonds. Such Additional Bonds will be consolidated with and will form a single Series with the previously Outstanding Bonds.

16. Prescription. All claims against the Republic for the payment of principal, interest, premium, if any, or other amounts due on, the Bonds (including Additional Amounts) shall be prescribed unless made within five years, with respect to principal, and two years, with respect to interest, premium, if any, or other amounts due on the Bonds (including Additional Amounts), in each case from the date on which such payment first became due, or a shorter period if provided by law.

17. Authentication. This Bond shall not become valid or obligatory until the certificate of authentication hereon shall have been manually signed by the Trustee or its agent.

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18. Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities.

(a) The Indenture will be governed by and construed in accordance with the laws of the State of New York. This Bond will be governed by and construed in accordance with the laws of the State of New York; provided, however, that all matters governing the Republic’s authorization and execution of the Indenture and the Bonds shall in all cases be governed by and construed in accordance with the laws of the Republic.

(b) Subject to paragraph 18(a), the Republic irrevocably submits to the exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, and the courts of the Republic and, in each case, any appellate court thereof (collectively referred to “Specified Courts”) in any suit, action or proceeding arising out of or relating to the Bonds or the Republic’s failure or alleged failure to perform any obligations under the Bonds against it or its properties, assets or revenues (a “Related Proceeding”). Any proceeding against the Trustee arising out of or related to the Indenture or the Bonds shall be commenced solely in a New York State or federal court sitting in the Borough of Manhattan, the City of New York. The Republic and the Holders, by their acceptance of the Bonds, agree to the foregoing and submit to the exclusive jurisdiction of any such court.

(c) The Republic hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to Related Proceedings brought in a Specified Court whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought in an inconvenient forum (except for any Related Proceedings relating to the securities laws of the United States or any state thereof).

(d) Subject to paragraph 18(a), the Republic hereby appoints Banco de la Nación Argentina, at its office located at 225 Park Avenue, New York, New York, 10169, and, if such Person is not maintained by the Republic as its agent for such purpose, the Republic will appoint another Person to act as its authorized agent (the “Authorized Agent”) upon whom process may be served in any Related Proceeding or any action or proceeding to enforce or execute any Related Judgment brought against it in any New York state or federal court sitting in the Borough of Manhattan, The City of New York. Such appointment shall be irrevocable until all amounts in respect of the principal of and any interest due and to become due on or in respect of all the Bonds have been provided to the Trustee pursuant to the terms hereof, except that, if for any reason, such Authorized Agent ceases to be able to act as Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Republic will appoint another Person in the Borough of Manhattan, The City of New York, selected in its discretion, as such Authorized Agent. Prior to the date of issuance of any Bonds, the Republic shall obtain the consent of Banco de la Nación Argentina to its appointment as such Authorized Agent, a copy of which acceptance shall be provided to the Trustee. The Republic shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York, by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Republic.

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(e) Nothing in paragraphs 18(b) or (d) shall affect the right of the Trustee or (in connection with legal actions or proceedings by any Holder as permitted by the Indenture and this Bond) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

(f) The submission to and acceptance of jurisdiction set out in paragraphs 18(b) and (e) above are intended to be effective upon execution of Bond without further act by the Republic before any such court and introduction of a true copy of this Bond into evidence shall be conclusive and final evidence of such waiver.

(g) Subject to paragraph 18(a), to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction in which any Specified Court is located, in which any Related Proceeding may at any time be brought against it or any of its revenues, assets or properties, or in any jurisdiction in which any Specified Court is located in which any suit, action or proceeding may at any time be brought for the purpose of enforcing or executing any judgment issued in any Related Proceeding (a “Related Judgment”), to any immunity from suit, from the jurisdiction of any such court, from set-off, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction, including the United States Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) (and consents to the giving of any relief or the issue of any process in connection with any Related Proceeding or Related Judgment as permitted by applicable law, including the Immunities Act); provided, however, that such waiver shall not extend to and the Republic shall be immune in respect of and in relation to any suit, action or proceeding or enforcement of any Related Judgment against (i) any assets, reserves and accounts of the Central Bank (Banco Central de la República Argentina), (ii) any property in the public domain located in the territory of the Republic, including property that falls within the purview of Sections 234 and 235 of the Civil and Commercial Code of the Republic, (iii) any property located in or outside the territory of the Republic that provides an essential public service, (iv) any property (whether in the form of cash, bank deposits, securities, third party obligations or any other methods of payment) of the Republic, its governmental agencies and other governmental entities relating to the performance of the budget, within the purview of Sections 165 through 170 of Law No. 11,672, Ley Complementaria Permanente de Presupuesto (t.o. 2014), (v) any property entitled to the privileges and immunities of the Vienna Convention on Diplomatic Relations of 1961 and the Vienna Convention on Consular Relations of 1963, including, but not limited to, property, premises and bank accounts used by the missions of the Republic, (vi) any property used by a diplomatic, governmental or consular mission of the Republic, (vii) taxes, duties, levies, assessments, royalties or any other governmental charges imposed by the Republic, including the right of the Republic to collect any such charges, (viii) any property of a military character or under the control of a military authority or defense agency of the Republic, (ix) property forming part of the cultural heritage of the Republic, or (x) property entitled to immunity under any applicable sovereign immunity laws.

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(h) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Indenture and this Bond and under no circumstances shall it be interpreted as a general waiver by the Republic or a waiver with respect to proceedings unrelated to the Indenture or this Bond.

(i) The Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of an Authorized Agent does not extend to such actions.

19. Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Bonds that has obtained a court judgment affecting the Bonds shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Bond is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess; provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

20. Warranty of the Republic. Subject to paragraph 17, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

21. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

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22. Modifications.

(a) Any Modification to the Bonds or the Indenture insofar as it affects the Bonds shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 22 will be conclusive and binding on all Holders of the Bonds, and on all future Holders of the Bonds whether or not notation of such Modification is made upon the Bonds. Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Bond.

(c) Any Modification to the rights upon future offer provision included in Paragraph 8 shall constitute a Reserve Matter Modification.

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Schedule B

Non-Performing Securities: None

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ANNEX B-4

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THE REPUBLIC OF ARGENTINA

REGISTERED GLOBAL BONDS

representing

Euro Amortizing Bonds due 2030

Original Principal Amount €[______]

No. 1

ISIN: XS2177363665

Common Code: 217736366

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM”) TO THE REPUBLIC OF ARGENTINA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, THE NOMINEE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH (THE “DEPOSITARY”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM (AND ANY PAYMENT HEREON IS MADE TO THE DEPOSITARY, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE CERTIFICATED SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

The Republic of Argentina (the “Republic”), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, or registered assigns, the principal sum set forth in the Schedule of Principal Increases and Decreases annexed hereto as Schedule A, in 13 semi-annual installments on January 9 and July 9 of each year commencing on July 9, 2024, and the last installment on July 9, 2030 (each such date, a “Principal Payment Date”). The amount of (i) the principal payment due on the July 9, 2024 Principal Payment Date shall equal the principal amount of this Bond outstanding as of such Principal Payment Date, divided by 25, and (ii) each principal payment (other than the principal payment due on the July 9, 2024 Principal Payment Date) shall equal the principal amount of this Bond outstanding as of any such Principal Payment Date, divided by the number of principal installments from and including such Principal Payment Date to and including July 9, 2030. To the extent necessary, principal payments may be rounded down to the nearest whole number, with any difference being paid at maturity.

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The Republic further unconditionally promises to pay interest semi-annually in arrears on January 9 and July 9 of each year (each, an “Interest Payment Date” and together with a Principal Payment Date, a “Payment Date”), commencing July 9, 2021 on any outstanding portion of the unpaid principal amount hereof at the following rates per annum:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2030	0.125%

Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from September 4, 2020 until payment of said principal sum has been made or duly provided for. Principal and interest shall be payable to Holders of record as of January 8 and July 8 of each year (each, a “Record Date”). This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the European Union as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any trustee paying agent shall be entitled to treat the Depositary or its nominee or common custodian as the sole Holder of this Global Bond.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of €[______] principal amount of Euro Amortizing Bonds due 2030 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of April 22, 2016, as amended from time to time (the “Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

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Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this Global Bond shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF ARGENTINA

By:
Name: Martín Maximiliano Guzmán
Title: Minister of Economy of the Republic of Argentina

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:
Name:
Title:

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Schedule A

The initial principal amount of this Bond is €[______]. The following increases or decreases in this Bond have been made:

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond	Notation Made By

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TERMS AND CONDITIONS OF THE BONDS

1. General. (a) This Bond is one of a duly authorized Series of debt securities of The Republic of Argentina (the “Republic”), designated as its Euro Amortizing Bonds due 2030 (each Bond of this Series a “Bond,” and collectively, the “Bonds”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of April 22, 2016, between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds constitute and will constitute direct, general, unconditional and unsubordinated obligations of the Republic, for which the full faith and credit of the Republic is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Bonds ratably with payments being made under any other Public External Indebtedness.

(c) The Bonds were authorized and issued under Law No. 27,544 and Decree 250/2020, Decree 391/2020 (rectified by Decree 404/2020), Decree 582/2020 and Decree 676/2020 (rectified by Decree 701/2020) of the Executive Power of the Republic, subject to the procedures provided in Law No. 26,122.

(d) The Bonds are in fully registered form, without coupons in denominations of €1.00 and integral multiples of €1.00 in excess thereof. The Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, exchanges and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Bond shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(e) For the purposes of this paragraph 1 and paragraphs 5 and 6 below, the following terms shall have the meanings specified below:

“Public External Indebtedness” means any External Indebtedness of, or guaranteed by, the Republic which (i) is publicly offered or privately placed in securities markets, (ii) is in the form of, or represented by, bonds, notes or other securities or any guarantees thereof and (iii) is, or was intended at the time of issue to be, quoted, listed or traded on any stock exchange, automated trading system or over-the-counter securities market (including securities eligible for sale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (or any successor law or regulation of similar effect)).

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“External Indebtedness” means obligations for borrowed money or evidenced by securities, debentures, notes or other similar instruments payable by their terms, or which at the option of the holder thereof may be payable, in a currency other than the lawful currency of the Republic; provided that (i) no Domestic Foreign Currency Indebtedness, as defined below, and (ii) no other indebtedness governed by the laws of the Republic and originally settled in Argentina shall constitute External Indebtedness.

“Domestic Foreign Currency Indebtedness” means (i) the following indebtedness to the extent not redenominated into pesos pursuant to Argentine law and thereby converted into domestic indebtedness, in each case as amended from time to time: (a) Bonos del Tesoro issued under Decree No. 1527/91 and Decree No. 1730/91, (b) Bonos de Consolidación issued under Law No. 23,982 and Decree No. 2140/91, (c) Bonos de Consolidación de Deudas Previsionales issued under Law No. 23,982 and Decree No. 2140/91, (d) Bonos de la Tesorería a 10 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (e) Bonos de la Tesorería a 5 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (f) Ferrobonos issued under Decree No. 52/92 and Decree No. 526/92, (g) Bonos de Consolidación de Regalías Hidrocarburíferas a 16 Años de Plazo issued under Decree No. 2284/92 and Decree No. 54/93, (h) Letras de Tesorería en Dólares Estadounidenses issued under the Republic’s annual budget laws, including those Letras de Tesorería issued under Law No. 24,156 and Decree No. 340/96, (i) Bonos de Consolidación issued under Law No. 24,411 and Decree No. 726/97, (j) Bonos Externos de la República Argentina issued under Law No. 19,686 enacted on June 15, 1972, (k) Bonos del Tesoro a Mediano Plazo en Dólares Estadounidenses issued under Law No. 24,156 and Decree No. 340/96, (l) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Decree No. 905/2002, Decree No. 1836/2002 and Decree No. 739/2003, (m) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 240/2005 and 85/2005, (n) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 88/2006 and 18/2006, (o) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 230/2006 and 64/2006, (p) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 100/2007 and 24/2007, (q) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 424/2011 and 132/2011 and (r) any other indebtedness issued on or prior to April 22, 2016 governed by the laws of the Republic; (ii) any indebtedness issued on or prior to April 22, 2016 in exchange, or as replacement, for the indebtedness referred to in (i) above, in each case as amended from time to time; and (iii) any other indebtedness having the same terms and conditions as any of the indebtedness referred to in (i) and (ii) above in all respects except for issue date, issue price and the first interest payment thereon.

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2. Payments. (a) The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Bonds and any other payments to be made by the Republic under the Bonds and the Indenture, at the place or places, at the respective times and in the manner provided in the Bonds and the Indenture. Payment of interest or principal (including Additional Amounts (as defined below)) on Bonds will be made to the Persons in whose name such Bonds are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Bonds upon any transfer or exchange thereof subsequent to the Record Date and prior to such Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Payment Date, such defaulted interest shall be paid to the Persons in whose names such Bonds are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 14 of these Terms, by or on behalf of the Republic to the Holders of the Bonds not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest, principal or premium, if any, (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of principal and interest on Certificated Securities will be made (i) by a Euro check drawn on a bank in London mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least €5,000,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a Euro account maintained by the Holder with a bank in London. Payment of principal and interest on a Global Bond will be made (i) by a Euro check drawn on a bank in London delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a Euro account maintained by the Depositary with a bank in London. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City, London or in The City of Buenos Aires (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation or executive order to close. The Republic agrees that Section 765 of the Argentine Civil and Commercial Code is not applicable to the payment of amounts due on Debt Securities.

(b) In any case where the date of payment of the principal, interest or premium, if any, (including Additional Amounts) on, the Bonds shall not be a Business Day, then payment of principal, interest or premium, if any, (including Additional Amounts) will be made on the next succeeding Business Day, and no interest on the Bonds will accrue as a result of the delay in payment.

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(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent that shall be appointed by the Trustee, at the expense of the Republic (each, a “trustee paying agent”), for the payment of the principal, interest or premium, if any, (including Additional Amounts) on any Bond and not applied but remaining unclaimed for one year after the date upon which such principal, interest or premium, if any, shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such trustee paying agent, upon the written request of the Republic and the Holder of such Bond shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such trustee paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Bond until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to paragraph 16 of these Terms and the Republic’s obligation to make payments on the Bonds as they become due will not be affected until the expiration of such prescription period.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Bonds, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the following rates per annum, together with Additional Amounts, if applicable:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2030	0.125%

3. Additional Amounts. All payments of principal, premium, if any, and interest in respect of this Bond by the Republic shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Republic or any authority therein or thereof having power to tax (together “Taxes”), unless such withholding or deduction is required by law. In such event, the Republic shall pay to the registered Holders of this Bond such additional amounts (“Additional Amounts”) as will result in receipt by such Holders of such amounts of principal, premium and interest as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be payable with respect to any Bond (i) to a Holder or a beneficial owner of a Bond where such Holder or beneficial owner or Responsible Person is liable for such Taxes in respect of this Bond by reason of his having some connection with the Republic other than the mere holding of such Bond or the receipt of principal, premium or interest in respect thereof or the enforcement of rights with respect to the Bond; (ii) to a Holder or beneficial owner of a Bond, that failed to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other Responsible Person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (A) the Republic or the Republic’s agent has notified the Holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (B) in no event shall such Holder’s or beneficial owner’s or other Responsible Person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other Responsible Person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other Responsible Person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or (iii) presented for payment more than 30 days after the Relevant Date, as defined herein, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

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“Relevant Date” in respect of any Bond means the date on which payment in respect thereof becomes due or (if the full amount of the money payable on such date has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders by the Republic that such moneys have been so received and are available for payment. Any reference herein to “principal” and/or “interest” shall be deemed to include any Additional Amounts which may be payable on this Bond.

“Responsible Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, association, trust or any other entity or organization (including a government or political subdivision or an agency or instrumentality thereof), other than a Holder or beneficial owner, which, as a result of applicable Argentine tax regulations in force from time to time, qualifies as statutorily responsible for the payment of any Argentine Taxes.

The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Bond or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in connection with, the enforcement of the obligations of the Republic under the Bond or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

4. Redemption. The Bonds will be redeemable at the option of the Republic prior to the maturity date. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the Holders, to redeem the Bonds, in whole or in part, at any time or from time to time prior to the maturity date, at a redemption price equal to the principal amount thereof, plus interest accrued but not paid on the principal amount of the Bonds to be redeemed to the date of redemption specified in such notice.

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5. Negative Pledge Covenant of Republic. (a) So long as any Bond remains Outstanding, save for the exceptions set forth below, the Republic will not create or permit to subsist any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest (“Lien”) upon the whole or any part of its assets or revenues to secure any Public External Indebtedness of the Republic unless, at the same time or prior thereto, the Republic’s obligations under the Bonds either (i) are secured equally and ratably therewith, or (ii) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of the Bonds (as provided in Articles Ten and Eleven of the Indenture).

(b) Notwithstanding the foregoing, the Republic may permit to subsist:

i. any Lien upon property to secure Public External Indebtedness of the Republic incurred to finance the acquisition of such property by the Republic; any renewal or extension of any such Lien so long as it is limited to the original property covered thereby and it secures any renewal or extension of the original secured financing;

ii. any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities);

iii. any Lien existing on such property at the time of its acquisition to secure Public External Indebtedness of the Republic and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original secured financing;

iv. any Lien created in connection with the transactions contemplated by The Republic of Argentina 1992 Financing Plan dated June 23, 1992 sent to the international banking community with the communication dated June 23, 1992 from the Minister of Economy and Public Works and Services of Argentina (the “1992 Financing Plan”) and the implementing documentation therefore, including any Lien to secure obligations under the collateralized securities issued thereunder (the “1992 Par and Discount Bonds”) and any Lien securing indebtedness outstanding as of September 4, 2020 to the extent required to be equally and ratably secured with the 1992 Par and Discount Bonds;

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v. any Lien in existence as of September 4, 2020;

vi. any Lien securing Public External Indebtedness of the Republic issued upon surrender or cancellation of any of the 1992 Par and Discount Bonds or the principal amount of any indebtedness outstanding as of June 23, 1992, in each case, to the extent such Lien is created to secure such Public External Indebtedness on a basis comparable to the 1992 Par and Discount Bonds;

vii. any Lien on any of the 1992 Par and Discount Bonds; and

viii. any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (a) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (b) the property over which such Lien is granted consists solely of such assets and revenues.

(c) The Republic shall publish on an annual basis and no later than November 30 of the relevant year (either by posting to a publicly available website maintained by the Republic or by filing a Form 18-K (or any successor form) with the United States Securities and Exchange Commission), the Republic Aggregate Debt Information.

(d) For purposes of these Terms:

“Republic Aggregate Debt Information” shall mean the following data as of the close of the preceding fiscal year of the Republic: (a) total internal funded debt of the Republic; (b) total external funded debt of the Republic; (c) the title, date of issue, date of maturity, interest rate, and amount outstanding, together with the currency or currencies in which payable, of each issue of external funded debt of the Republic; (d) as to each issue of securities of the Republic which is registered with the SEC, the total amount held by or for the account of the Republic, if any; (e) the estimated total internal floating indebtedness of the Republic; and (f) the estimated total external floating indebtedness of the Republic.

6. Events of Default. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

i. Non-Payment: the Republic fails to pay any principal of or interest on any of the Bonds when due and payable and such failure continues for 30 days; or

ii. Breach of Other Obligations: the Republic does not perform or comply with any of its other obligations in the Bonds or in the Indenture insofar as it relates to the Bonds and such failure cannot be remedied or is not remedied within 90 days after the Republic receives written notice of request to remedy such failure from the Trustee; or

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iii. Cross Default: any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any Performing Public External Indebtedness of the Republic having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more, or the Republic fails to pay Performing Public External Indebtedness having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more when and as the same shall become due and payable and that failure continues past the applicable grace period, if any; or

iv. Moratorium: a declaration by the Republic of a moratorium on the payment of principal of, or interest on, its Performing Public External Indebtedness and such moratorium does not expressly exclude the Bonds; and

v. Validity: the validity of the Bonds shall be contested by the Republic.

(b) If an Event of Default under the Bonds shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Bonds to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Bonds due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the Bonds shall have been cured or waived; provided that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Bonds, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Bonds which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Bond at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the reasonable fees and expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 6 need not be taken at a meeting pursuant to paragraph 9 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 6 are subject to Article Four of the Indenture.

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(c) Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (ii) or (v) of paragraph 6(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of Bonds. Only Performing Public External Indebtedness is considered for purposes of paragraph 6(a)(iii) (Cross-Default).

(d) In the event of a declaration of acceleration because of an Event of Default described in clause (iii) of paragraph 6(a), the declaration of acceleration shall be automatically rescinded and annulled if the Republic has remedied or cured the Event of Default or if the Holders of the relevant indebtedness rescind the declaration, within 60 days after the event.

(e) For the purposes of this paragraph 6, “Performing Public External Indebtedness” means Public External Indebtedness issued on or after September 4, 2020.

7. Purchase of Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation, but any Bond so purchased by the Republic may not be re-issued or resold except in compliance with the Securities Act and other applicable law.

8. Rights upon Future Offers. If at any time on or prior to September 4, 2025, the Republic voluntarily makes an offer to purchase or exchange (a “Future Exchange Offer”), or solicits consents to amend (a “Future Amendment Process”), any outstanding Non-Performing Securities, each Holder of the Bonds shall have the right for a period of 30 calendar days following the announcement of any such Future Exchange Offer or Future Amendment Process, to exchange the outstanding principal amount of any of such Holder’s Bonds for (as applicable):

(i) the consideration in cash or in kind received by holders of Non-Performing Securities in connection with any such Future Exchange Offer, or

(ii) securities having terms substantially the same as those resulting from any such Future Amendment Process, in each case in accordance with the terms and conditions of such Future Exchange Offer or Future Amendment Process; provided that the Republic in its discretion may adjust the exchange ratio applicable to the Bonds to deduct (i) any interest paid under the Bonds through the settlement date of such Future Exchange Offer or Future Amendment Process, as applicable, following September 4, 2020 and (ii) the then applicable Euro Market Price of €2.39673 of the Republic’s Euro 0.500% Bonds due 2029 (the “New Euro 2029 Bonds”) for each €100 principal amount of Bonds to be exchanged. The Republic shall have no obligation to make the offer described if the purchase, exchange or amendment is made in satisfaction of a final, non-appealable court order or arbitral award.

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The Republic covenants and agrees to take all steps necessary, including making any required filings with regulatory authorities in the United States, in order to enable Holders to participate in any Future Exchange Offer or Future Amendment Process as provided in this Paragraph 8.

“Euro Market Price” shall mean the average price, determined by the Republic, of the New Euro 2029 Bonds during the 10 business days preceding the announcement of a Future Exchange Offer or Future Amendment Process, expressed as a price per €100 as displayed on the Bloomberg Page “HP” (or any successor thereto) utilizing “Bid Px” under the “Market” field and “BVAL” under the “Source” field, or in the event such price is not so reported for any such business day for any reason, the market price of such New Euro 2029 Bonds, as determined by the Republic in good faith and a commercially reasonable manner.

“Non-Performing Securities” means the securities issued by the Republic which are listed in Schedule B hereto.

9. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Bonds and actions taken by written consent of the Holders of Bonds.

10. Replacement, Exchange and Transfer of the Bonds. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Bond shall become mutilated, defaced or be purportedly destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Bond bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Bond, or in lieu of and in substitution for the purportedly destroyed, lost or stolen Bond. In every case, the applicant for a substitute Bond shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Upon the issuance of any substitute Bond, the Holder of such Bond, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Republic and the Trustee) connected with the preparation and issuance of the substitute Bond.

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(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Security of a Series may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in different authorized denominations and a beneficial interest in a Global Bond may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Bond by the Holder or Holders surrendering the Bond or Bonds for exchange at the Corporate Trust Office, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the Person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Trustee. Certificated Securities will only be issued in exchange for interests in a Global Bond pursuant to Section 2.5(e) or 2.5(f) of the Indenture. The exchange of the Bonds will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office, at the office of any trustee paying agent or at any other office acceptable to the Trustee, accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Bonds will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 10 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Bond. Registration of the transfer of a Bond by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Bond during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Bonds.

11. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

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12. Trustee Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed The Bank of New York Mellon as principal paying agent, transfer agent and registrar. The Trustee has appointed The Bank of New York Mellon, London Branch, as London paying agent. At the expense of the Republic, the Trustee may at any time appoint additional or other trustee paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Bonds are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed in the Euro MTF Market of the Luxembourg Stock Exchange and the rules of such Exchange so require, as notified by the Issuer to the Trustee, the Trustee will maintain a paying agent in Luxembourg. The Republic or the Trustee, as the case may be, will give prompt notice to all Holders of the Bonds of any future appointment or any resignation or removal of any trustee paying agent, transfer agent or registrar or of any change by any trustee paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, the Republic shall have the right at any time to instruct the Trustee to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders. Notwithstanding the foregoing, the trustee paying agent and any trustee paying agent appointed hereunder shall be agents solely of the Trustee, and the Republic shall have no authority over or any direct relationship with the trustee paying agent or any such trustee paying agent.

13. Enforcement. Except as provided in Section 4.7 of the Indenture, no Holder of Bonds of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Bonds of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Bonds, or for any other remedy hereunder or under the Bonds, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Bonds, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Bonds of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity or other security as it may require and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Bonds of a Series with every other Holder of Bonds of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Bonds of such Series. For the protection and enforcement of this paragraph 13, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. The Republic expressly acknowledges, with respect to the right of any Holder to pursue a remedy under the Indenture or the Bonds, the right of any beneficial holder of Bonds to pursue such remedy with respect to the portion of the Global Bond that represents such beneficial holder’s Bond as if Certificated Securities had been issued to such Holder.

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14. Notices. The Republic or the Trustee, as the case may be, will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given when mailed. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders (a) by means of press releases published in an international news service and (b) if and so long as the Bonds are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication on the website of the Luxembourg Stock Exchange is not possible, the Republic will give notices in another way consistent with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

15. Further Issues of Bonds. The Republic may from time to time, without the consent of Holders of the Bonds, create and issue additional Bonds having the same Terms as the Bonds in all respects, except for issue date, issue price, original interest accrual date and the first interest payment on the Bonds; provided, however, that any additional Bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional Bonds have a separate ISIN or other identifying number from the previously Outstanding Bonds. Such Additional Bonds will be consolidated with and will form a single Series with the previously Outstanding Bonds.

16. Prescription. All claims against the Republic for the payment of principal, interest, premium, if any, or other amounts due on, the Bonds (including Additional Amounts) shall be prescribed unless made within five years, with respect to principal, and two years, with respect to interest, premium, if any, or other amounts due on the Bonds (including Additional Amounts), in each case from the date on which such payment first became due, or a shorter period if provided by law.

17. Authentication. This Bond shall not become valid or obligatory until the certificate of authentication hereon shall have been manually signed by the Trustee or its agent.

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18. Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities.

(a) The Indenture will be governed by and construed in accordance with the laws of the State of New York. This Bond will be governed by and construed in accordance with the laws of the State of New York; provided, however, that all matters governing the Republic’s authorization and execution of the Indenture and the Bonds shall in all cases be governed by and construed in accordance with the laws of the Republic.

(b) Subject to paragraph 18(a), the Republic irrevocably submits to the exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, and the courts of the Republic and, in each case, any appellate court thereof (collectively referred to “Specified Courts”) in any suit, action or proceeding arising out of or relating to the Bonds or the Republic’s failure or alleged failure to perform any obligations under the Bonds against it or its properties, assets or revenues (a “Related Proceeding”). Any proceeding against the Trustee arising out of or related to the Indenture or the Bonds shall be commenced solely in a New York State or federal court sitting in the Borough of Manhattan, the City of New York. The Republic and the Holders, by their acceptance of the Bonds, agree to the foregoing and submit to the exclusive jurisdiction of any such court.

(c) The Republic hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to Related Proceedings brought in a Specified Court whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought in an inconvenient forum (except for any Related Proceedings relating to the securities laws of the United States or any state thereof).

(d) Subject to paragraph 18(a), the Republic hereby appoints Banco de la Nación Argentina, at its office located at 225 Park Avenue, New York, New York, 10169, and, if such Person is not maintained by the Republic as its agent for such purpose, the Republic will appoint another Person to act as its authorized agent (the “Authorized Agent”) upon whom process may be served in any Related Proceeding or any action or proceeding to enforce or execute any Related Judgment brought against it in any New York state or federal court sitting in the Borough of Manhattan, The City of New York. Such appointment shall be irrevocable until all amounts in respect of the principal of and any interest due and to become due on or in respect of all the Bonds have been provided to the Trustee pursuant to the terms hereof, except that, if for any reason, such Authorized Agent ceases to be able to act as Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Republic will appoint another Person in the Borough of Manhattan, The City of New York, selected in its discretion, as such Authorized Agent. Prior to the date of issuance of any Bonds, the Republic shall obtain the consent of Banco de la Nación Argentina to its appointment as such Authorized Agent, a copy of which acceptance shall be provided to the Trustee. The Republic shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York, by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Republic.

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(e) Nothing in paragraphs 18(b) or (d) shall affect the right of the Trustee or (in connection with legal actions or proceedings by any Holder as permitted by the Indenture and this Bond) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

(f) The submission to and acceptance of jurisdiction set out in paragraphs 18(b) and (e) above are intended to be effective upon execution of Bond without further act by the Republic before any such court and introduction of a true copy of this Bond into evidence shall be conclusive and final evidence of such waiver.

(g) Subject to paragraph 18(a), to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction in which any Specified Court is located, in which any Related Proceeding may at any time be brought against it or any of its revenues, assets or properties, or in any jurisdiction in which any Specified Court is located in which any suit, action or proceeding may at any time be brought for the purpose of enforcing or executing any judgment issued in any Related Proceeding (a “Related Judgment”), to any immunity from suit, from the jurisdiction of any such court, from set-off, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction, including the United States Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) (and consents to the giving of any relief or the issue of any process in connection with any Related Proceeding or Related Judgment as permitted by applicable law, including the Immunities Act); provided, however, that such waiver shall not extend to and the Republic shall be immune in respect of and in relation to any suit, action or proceeding or enforcement of any Related Judgment against (i) any assets, reserves and accounts of the Central Bank (Banco Central de la República Argentina), (ii) any property in the public domain located in the territory of the Republic, including property that falls within the purview of Sections 234 and 235 of the Civil and Commercial Code of the Republic, (iii) any property located in or outside the territory of the Republic that provides an essential public service, (iv) any property (whether in the form of cash, bank deposits, securities, third party obligations or any other methods of payment) of the Republic, its governmental agencies and other governmental entities relating to the performance of the budget, within the purview of Sections 165 through 170 of Law No. 11,672, Ley Complementaria Permanente de Presupuesto (t.o. 2014), (v) any property entitled to the privileges and immunities of the Vienna Convention on Diplomatic Relations of 1961 and the Vienna Convention on Consular Relations of 1963, including, but not limited to, property, premises and bank accounts used by the missions of the Republic, (vi) any property used by a diplomatic, governmental or consular mission of the Republic, (vii) taxes, duties, levies, assessments, royalties or any other governmental charges imposed by the Republic, including the right of the Republic to collect any such charges, (viii) any property of a military character or under the control of a military authority or defense agency of the Republic, (ix) property forming part of the cultural heritage of the Republic, or (x) property entitled to immunity under any applicable sovereign immunity laws.

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(h) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Indenture and this Bond and under no circumstances shall it be interpreted as a general waiver by the Republic or a waiver with respect to proceedings unrelated to the Indenture or this Bond.

(i) The Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of an Authorized Agent does not extend to such actions.

19. Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Bonds that has obtained a court judgment affecting the Bonds shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Bond is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess; provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

20. Warranty of the Republic. Subject to paragraph 17, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

21. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

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22. Modifications. (a) Any Modification to the Bonds or the Indenture insofar as it affects the Bonds shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 22 will be conclusive and binding on all Holders of the Bonds, and on all future Holders of the Bonds whether or not notation of such Modification is made upon the Bonds. Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Bond.

(c) Any Modification to the rights upon future offer provision included in Paragraph 8 shall constitute a Reserve Matter Modification.

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Schedule B

Non-Performing Securities: None

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ANNEX B-5

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THE REPUBLIC OF ARGENTINA

REGISTERED GLOBAL BONDS

representing

U.S. Dollar Amortizing Step-Up Bonds due 2035

Original Principal Amount U.S.$[500,000,000]

No. 1

CUSIP: 040114 HT0

ISIN: US040114HT09

Common Code: 216448944

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE) TO THE REPUBLIC OF ARGENTINA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE CERTIFICATED SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

The Republic of Argentina (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum set forth in the Schedule of Principal Increases and Decreases annexed hereto as Schedule A, in 10 semi-annual installments on January 9 and July 9 of each year commencing on January 9, 2031, and the last installment on July 9, 2035 (each such date, a “Principal Payment Date”). The amount of each such principal payment shall equal the principal amount of this Bond outstanding as of any such Principal Payment Date, divided by the number of principal installments from and including such Principal Payment Date to and including July 9, 2035. To the extent necessary, principal payments may be rounded down to the nearest whole number, with any difference being paid at maturity.

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The Republic further unconditionally promises to pay interest semi-annually in arrears on January 9 and July 9 of each year (each, an “Interest Payment Date” and together with a Principal Payment Date, a “Payment Date”), commencing July 9, 2021 on any outstanding portion of the unpaid principal amount hereof at the following rates per annum:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2022	1.125%
July 9, 2022	July 9, 2023	1.500%
July 9, 2023	July 9, 2024	3.625%
July 9, 2024	July 9, 2027	4.125%
July 9, 2027	July 9, 2028	4.750%
July 9, 2028	July 9, 2035	5.000%

Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from September 4, 2020 until payment of said principal sum has been made or duly provided for. Principal and interest shall be payable to Holders of record as of January 8 and July 8 of each year (each, a “Record Date”). This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any trustee paying agent shall be entitled to treat the Depositary or its nominee as the sole Holder of this Global Bond.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of U.S.$ [______] principal amount of U.S. Dollar Amortizing Step-Up Bonds due 2035 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of April 22, 2016, as amended from time to time (the “Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

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Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this Global Bond shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF ARGENTINA

By:
Name: Martín Maximiliano Guzmán
Title: Minister of Economy of the Republic of Argentina

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:
Name:
Title:

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Schedule A

The initial principal amount of this Bond is U.S.$[500,000,000]. The following increases or decreases in this Bond have been made:

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond	Notation Made By

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TERMS AND CONDITIONS OF THE BONDS

1. General. (a) This Bond is one of a duly authorized Series of debt securities of The Republic of Argentina (the “Republic”), designated as its U.S. Dollar Amortizing Step-up Bonds due 2035 (each Bond of this Series a “Bond,” and collectively, the “Bonds”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of April 22, 2016, between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds constitute and will constitute direct, general, unconditional and unsubordinated obligations of the Republic, for which the full faith and credit of the Republic is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Bonds ratably with payments being made under any other Public External Indebtedness.

(c) The Bonds were authorized and issued under Law No. 27,544 and Decree 250/2020, Decree 391/2020 (rectified by Decree 404/2020), Decree 582/2020 and Decree 676/2020 (rectified by Decree 701/2020) of the Executive Power of the Republic, subject to the procedures provided in Law No. 26,122.

(d) The Bonds are in fully registered form, without coupons in denominations of U.S.$1.00 and integral multiples of U.S.$1.00 in excess thereof. The Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, exchanges and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Bond shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

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(e) For the purposes of this paragraph 1 and paragraphs 5 and 6 below, the following terms shall have the meanings specified below:

“Public External Indebtedness” means any External Indebtedness of, or guaranteed by, the Republic which (i) is publicly offered or privately placed in securities markets, (ii) is in the form of, or represented by, bonds, notes or other securities or any guarantees thereof and (iii) is, or was intended at the time of issue to be, quoted, listed or traded on any stock exchange, automated trading system or over-the-counter securities market (including securities eligible for sale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (or any successor law or regulation of similar effect)).

“External Indebtedness” means obligations for borrowed money or evidenced by securities, debentures, notes or other similar instruments payable by their terms, or which at the option of the holder thereof may be payable, in a currency other than the lawful currency of the Republic; provided that (i) no Domestic Foreign Currency Indebtedness, as defined below, and (ii) no other indebtedness governed by the laws of the Republic and originally settled in Argentina shall constitute External Indebtedness.

“Domestic Foreign Currency Indebtedness” means (i) the following indebtedness to the extent not redenominated into pesos pursuant to Argentine law and thereby converted into domestic indebtedness, in each case as amended from time to time: (a) Bonos del Tesoro issued under Decree No. 1527/91 and Decree No. 1730/91, (b) Bonos de Consolidación issued under Law No. 23,982 and Decree No. 2140/91, (c) Bonos de Consolidación de Deudas Previsionales issued under Law No. 23,982 and Decree No. 2140/91, (d) Bonos de la Tesorería a 10 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (e) Bonos de la Tesorería a 5 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (f) Ferrobonos issued under Decree No. 52/92 and Decree No. 526/92, (g) Bonos de Consolidación de Regalías Hidrocarburíferas a 16 Años de Plazo issued under Decree No. 2284/92 and Decree No. 54/93, (h) Letras de Tesorería en Dólares Estadounidenses issued under the Republic’s annual budget laws, including those Letras de Tesorería issued under Law No. 24,156 and Decree No. 340/96, (i) Bonos de Consolidación issued under Law No. 24,411 and Decree No. 726/97, (j) Bonos Externos de la República Argentina issued under Law No. 19,686 enacted on June 15, 1972, (k) Bonos del Tesoro a Mediano Plazo en Dólares Estadounidenses issued under Law No. 24,156 and Decree No. 340/96, (l) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Decree No. 905/2002, Decree No. 1836/2002 and Decree No. 739/2003, (m) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 240/2005 and 85/2005, (n) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 88/2006 and 18/2006, (o) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 230/2006 and 64/2006, (p) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 100/2007 and 24/2007, (q) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 424/2011 and 132/2011 and (r) any other indebtedness issued on or prior to April 22, 2016 governed by the laws of the Republic; (ii) any indebtedness issued on or prior to April 22, 2016 in exchange, or as replacement, for the indebtedness referred to in (i) above, in each case as amended from time to time; and (iii) any other indebtedness having the same terms and conditions as any of the indebtedness referred to in (i) and (ii) above in all respects except for issue date, issue price and the first interest payment thereon.

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2. Payments. (a) The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Bonds and any other payments to be made by the Republic under the Bonds and the Indenture, at the place or places, at the respective times and in the manner provided in the Bonds and the Indenture. Payment of interest or principal (including Additional Amounts (as defined below)) on Bonds will be made to the Persons in whose name such Bonds are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Bonds upon any transfer or exchange thereof subsequent to the Record Date and prior to such Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Payment Date, such defaulted interest shall be paid to the Persons in whose names such Bonds are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 14 of these Terms, by or on behalf of the Republic to the Holders of the Bonds not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest, principal or premium, if any, (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of principal and interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$5,000,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of principal and interest on a Global Bond will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City or in The City of Buenos Aires (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation or executive order to close. The Republic agrees that Section 765 of the Argentine Civil and Commercial Code is not applicable to the payment of amounts due on Debt Securities.

(b) In any case where the date of payment of the principal, interest or premium, if any, (including Additional Amounts) on, the Bonds shall not be a Business Day, then payment of principal, interest or premium, if any, (including Additional Amounts) will be made on the next succeeding Business Day, and no interest on the Bonds will accrue as a result of the delay in payment.

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(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent that shall be appointed by the Trustee, at the expense of the Republic (each, a “trustee paying agent”), for the payment of the principal, interest or premium, if any, (including Additional Amounts) on any Bond and not applied but remaining unclaimed for one year after the date upon which such principal, interest or premium, if any, shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such trustee paying agent, upon the written request of the Republic and the Holder of such Bond shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such trustee paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Bond until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to paragraph 16 of these Terms and the Republic’s obligation to make payments on the Bonds as they become due will not be affected until the expiration of such prescription period.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Bonds, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the following rates per annum, together with Additional Amounts, if applicable:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2022	1.125%
July 9, 2022	July 9, 2023	1.500%
July 9, 2023	July 9, 2024	3.625%
July 9, 2024	July 9, 2027	4.125%
July 9, 2027	July 9, 2028	4.750%
July 9, 2028	July 9, 2035	5.000%

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3. Additional Amounts. All payments of principal, premium, if any, and interest in respect of this Bond by the Republic shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Republic or any authority therein or thereof having power to tax (together “Taxes”), unless such withholding or deduction is required by law. In such event, the Republic shall pay to the registered Holders of this Bond such additional amounts (“Additional Amounts”) as will result in receipt by such Holders of such amounts of principal, premium and interest as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be payable with respect to any Bond (i) to a Holder or a beneficial owner of a Bond where such Holder or beneficial owner or Responsible Person is liable for such Taxes in respect of this Bond by reason of his having some connection with the Republic other than the mere holding of such Bond or the receipt of principal, premium or interest in respect thereof or the enforcement of rights with respect to the Bond; (ii) to a Holder or beneficial owner of a Bond, that failed to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other Responsible Person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (A) the Republic or the Republic’s agent has notified the Holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (B) in no event shall such Holder’s or beneficial owner’s or other Responsible Person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other Responsible Person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other Responsible Person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or (iii) presented for payment more than 30 days after the Relevant Date, as defined herein, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

“Relevant Date” in respect of any Bond means the date on which payment in respect thereof becomes due or (if the full amount of the money payable on such date has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders by the Republic that such moneys have been so received and are available for payment. Any reference herein to “principal” and/or “interest” shall be deemed to include any Additional Amounts which may be payable on this Bond.

“Responsible Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, association, trust or any other entity or organization (including a government or political subdivision or an agency or instrumentality thereof), other than a Holder or beneficial owner, which, as a result of applicable Argentine tax regulations in force from time to time, qualifies as statutorily responsible for the payment of any Argentine Taxes.

The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Bond or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in connection with, the enforcement of the obligations of the Republic under the Bond or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

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4. Redemption. The Bonds will be redeemable at the option of the Republic prior to the maturity date. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the Holders, to redeem the Bonds, in whole or in part, at any time or from time to time prior to the maturity date, at a redemption price equal to the principal amount thereof, plus interest accrued but not paid on the principal amount of the Bonds to be redeemed to the date of redemption specified in such notice.

5. Negative Pledge Covenant of Republic. (a) So long as any Bond remains Outstanding, save for the exceptions set forth below, the Republic will not create or permit to subsist any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest (“Lien”) upon the whole or any part of its assets or revenues to secure any Public External Indebtedness of the Republic unless, at the same time or prior thereto, the Republic’s obligations under the Bonds either (i) are secured equally and ratably therewith, or (ii) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of the Bonds (as provided in Articles Ten and Eleven of the Indenture).

(b) Notwithstanding the foregoing, the Republic may permit to subsist:

i. any Lien upon property to secure Public External Indebtedness of the Republic incurred to finance the acquisition of such property by the Republic; any renewal or extension of any such Lien so long as it is limited to the original property covered thereby and it secures any renewal or extension of the original secured financing;

ii. any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities);

iii. any Lien existing on such property at the time of its acquisition to secure Public External Indebtedness of the Republic and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original secured financing;

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iv. any Lien created in connection with the transactions contemplated by The Republic of Argentina 1992 Financing Plan dated June 23, 1992 sent to the international banking community with the communication dated June 23, 1992 from the Minister of Economy and Public Works and Services of Argentina (the “1992 Financing Plan”) and the implementing documentation therefore, including any Lien to secure obligations under the collateralized securities issued thereunder (the “1992 Par and Discount Bonds”) and any Lien securing indebtedness outstanding as of September 4, 2020 to the extent required to be equally and ratably secured with the 1992 Par and Discount Bonds;

v. any Lien in existence as of September 4, 2020;

vi. any Lien securing Public External Indebtedness of the Republic issued upon surrender or cancellation of any of the 1992 Par and Discount Bonds or the principal amount of any indebtedness outstanding as of June 23, 1992, in each case, to the extent such Lien is created to secure such Public External Indebtedness on a basis comparable to the 1992 Par and Discount Bonds;

vii. any Lien on any of the 1992 Par and Discount Bonds; and

viii. any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (a) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (b) the property over which such Lien is granted consists solely of such assets and revenues.

(c) The Republic shall publish on an annual basis and no later than November 30 of the relevant year (either by posting to a publicly available website maintained by the Republic or by filing a Form 18-K (or any successor form) with the United States Securities and Exchange Commission), the Republic Aggregate Debt Information.

(d) For purposes of these Terms:

“Republic Aggregate Debt Information” shall mean the following data as of the close of the preceding fiscal year of the Republic: (a) total internal funded debt of the Republic; (b) total external funded debt of the Republic; (c) the title, date of issue, date of maturity, interest rate, and amount outstanding, together with the currency or currencies in which payable, of each issue of external funded debt of the Republic; (d) as to each issue of securities of the Republic which is registered with the SEC, the total amount held by or for the account of the Republic, if any; (e) the estimated total internal floating indebtedness of the Republic; and (f) the estimated total external floating indebtedness of the Republic.

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6. Events of Default. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

i. Non-Payment: the Republic fails to pay any principal of or interest on any of the Bonds when due and payable and such failure continues for 30 days; or

ii. Breach of Other Obligations: the Republic does not perform or comply with any of its other obligations in the Bonds or in the Indenture insofar as it relates to the Bonds and such failure cannot be remedied or is not remedied within 90 days after the Republic receives written notice of request to remedy such failure from the Trustee; or

iii. Cross Default: any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any Performing Public External Indebtedness of the Republic having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more, or the Republic fails to pay Performing Public External Indebtedness having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more when and as the same shall become due and payable and that failure continues past the applicable grace period, if any; or

iv. Moratorium: a declaration by the Republic of a moratorium on the payment of principal of, or interest on, its Performing Public External Indebtedness and such moratorium does not expressly exclude the Bonds; and

v. Validity: the validity of the Bonds shall be contested by the Republic.

(b) If an Event of Default under the Bonds shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Bonds to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Bonds due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the Bonds shall have been cured or waived; provided that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Bonds, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Bonds which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Bond at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the reasonable fees and expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 6 need not be taken at a meeting pursuant to paragraph 9 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 6 are subject to Article Four of the Indenture.

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(c) Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (ii) or (v) of paragraph 6(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of Bonds. Only Performing Public External Indebtedness is considered for purposes of paragraph 6(a)(iii) (Cross-Default).

(d) In the event of a declaration of acceleration because of an Event of Default described in clause (iii) of paragraph 6(a), the declaration of acceleration shall be automatically rescinded and annulled if the Republic has remedied or cured the Event of Default or if the Holders of the relevant indebtedness rescind the declaration, within 60 days after the event.

(e) For the purposes of this paragraph 6, “Performing Public External Indebtedness” means Public External Indebtedness issued on or after September 4, 2020.

7. Purchase of Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation, but any Bond so purchased by the Republic may not be re-issued or resold except in compliance with the Securities Act and other applicable law.

8. Rights upon Future Offers. If at any time on or prior to September 4, 2025, the Republic voluntarily makes an offer to purchase or exchange (a “Future Exchange Offer”), or solicits consents to amend (a “Future Amendment Process”), any outstanding Non-Performing Securities, each Holder of the Bonds shall have the right for a period of 30 calendar days following the announcement of any such Future Exchange Offer or Future Amendment Process, to exchange the outstanding principal amount of any of such Holder’s Bonds for (as applicable):

(i) the consideration in cash or in kind received by holders of Non-Performing Securities in connection with any such Future Exchange Offer, or

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(ii) securities having terms substantially the same as those resulting from any such Future Amendment Process, in each case in accordance with the terms and conditions of such Future Exchange Offer or Future Amendment Process; provided that the Republic in its discretion may adjust the exchange ratio applicable to the Bonds to deduct (i) any interest paid under the Bonds through the settlement date of such Future Exchange Offer or Future Amendment Process, as applicable, following September 4, 2020 and (ii) the then applicable USD Market Price of U.S.$5.02076 of the Republic’s U.S. dollar 1.000% Bonds due 2029 (the “New USD 2029 Bonds”) for each U.S.$100 principal amount of Bonds to be exchanged. The Republic shall have no obligation to make the offer described if the purchase, exchange or amendment is made in satisfaction of a final, non-appealable court order or arbitral award.

The Republic covenants and agrees to take all steps necessary, including making any required filings with regulatory authorities in the United States, in order to enable Holders to participate in any Future Exchange Offer or Future Amendment Process as provided in this Paragraph 8.

“USD Market Price” shall mean the average price, determined by the Republic, of the New USD 2029 Bonds during the 10 business days preceding the announcement of a Future Exchange Offer or Future Amendment Process, expressed as a price per U.S.$100 as displayed on the Bloomberg Page “HP” (or any successor thereto) utilizing “Bid Px” under the “Market” field and “BVAL” under the “Source” field, or in the event such price is not so reported for any such business day for any reason, the market price of such New USD 2029 Bonds, as determined by the Republic in good faith and a commercially reasonable manner.

“Non-Performing Securities” means the securities issued by the Republic which are listed in Schedule B hereto.

9. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Bonds and actions taken by written consent of the Holders of Bonds.

10. Replacement, Exchange and Transfer of the Bonds. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Bond shall become mutilated, defaced or be purportedly destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Bond bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Bond, or in lieu of and in substitution for the purportedly destroyed, lost or stolen Bond. In every case, the applicant for a substitute Bond shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Upon the issuance of any substitute Bond, the Holder of such Bond, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Republic and the Trustee) connected with the preparation and issuance of the substitute Bond.

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(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Security of a Series may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in different authorized denominations and a beneficial interest in a Global Bond may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Bond by the Holder or Holders surrendering the Bond or Bonds for exchange at the Corporate Trust Office, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the Person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Trustee. Certificated Securities will only be issued in exchange for interests in a Global Bond pursuant to Section 2.5(e) or 2.5(f) of the Indenture. The exchange of the Bonds will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office, at the office of any trustee paying agent or at any other office acceptable to the Trustee, accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Bonds will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 10 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Bond. Registration of the transfer of a Bond by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Bond during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Bonds.

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11. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

12. Trustee Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed The Bank of New York Mellon as principal paying agent, transfer agent and registrar. At the expense of the Republic, the Trustee may at any time appoint additional or other trustee paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Bonds are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed in the Euro MTF Market of the Luxembourg Stock Exchange and the rules of such Exchange so require, as notified by the Issuer to the Trustee, the Trustee will maintain a paying agent in Luxembourg. The Republic or the Trustee, as the case may be, will give prompt notice to all Holders of the Bonds of any future appointment or any resignation or removal of any trustee paying agent, transfer agent or registrar or of any change by any trustee paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, the Republic shall have the right at any time to instruct the Trustee to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders. Notwithstanding the foregoing, the trustee paying agent and any trustee paying agent appointed hereunder shall be agents solely of the Trustee, and the Republic shall have no authority over or any direct relationship with the trustee paying agent or any such trustee paying agent.

13. Enforcement. Except as provided in Section 4.7 of the Indenture, no Holder of Bonds of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Bonds of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Bonds, or for any other remedy hereunder or under the Bonds, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Bonds, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Bonds of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity or other security as it may require and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Bonds of a Series with every other Holder of Bonds of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Bonds of such Series. For the protection and enforcement of this paragraph 13, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. The Republic expressly acknowledges, with respect to the right of any Holder to pursue a remedy under the Indenture or the Bonds, the right of any beneficial holder of Bonds to pursue such remedy with respect to the portion of the Global Bond that represents such beneficial holder’s Bond as if Certificated Securities had been issued to such Holder.

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14. Notices. The Republic or the Trustee, as the case may be, will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given when mailed. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders (a) by means of press releases published in an international news service and (b) if and so long as the Bonds are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication on the website of the Luxembourg Stock Exchange is not possible, the Republic will give notices in another way consistent with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

15. Further Issues of Bonds. The Republic may from time to time, without the consent of Holders of the Bonds, create and issue additional Bonds having the same Terms as the Bonds in all respects, except for issue date, issue price, original interest accrual date and the first interest payment on the Bonds; provided, however, that any additional Bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional Bonds have a separate CUSIP, ISIN or other identifying number from the previously Outstanding Bonds. Such Additional Bonds will be consolidated with and will form a single Series with the previously Outstanding Bonds.

16. Prescription. All claims against the Republic for the payment of principal, interest, premium, if any, or other amounts due on, the Bonds (including Additional Amounts) shall be prescribed unless made within five years, with respect to principal, and two years, with respect to interest, premium, if any, or other amounts due on the Bonds (including Additional Amounts), in each case from the date on which such payment first became due, or a shorter period if provided by law.

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17. Authentication. This Bond shall not become valid or obligatory until the certificate of authentication hereon shall have been manually signed by the Trustee or its agent.

18. Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities.

(a) The Indenture will be governed by and construed in accordance with the laws of the State of New York. This Bond will be governed by and construed in accordance with the laws of the State of New York; provided, however, that all matters governing the Republic’s authorization and execution of the Indenture and the Bonds shall in all cases be governed by and construed in accordance with the laws of the Republic.

(b) Subject to paragraph 18(a), the Republic irrevocably submits to the exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, and the courts of the Republic and, in each case, any appellate court thereof (collectively referred to “Specified Courts”) in any suit, action or proceeding arising out of or relating to the Bonds or the Republic’s failure or alleged failure to perform any obligations under the Bonds against it or its properties, assets or revenues (a “Related Proceeding”). Any proceeding against the Trustee arising out of or related to the Indenture or the Bonds shall be commenced solely in a New York State or federal court sitting in the Borough of Manhattan, the City of New York. The Republic and the Holders, by their acceptance of the Bonds, agree to the foregoing and submit to the exclusive jurisdiction of any such court.

(c) The Republic hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to Related Proceedings brought in a Specified Court whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought in an inconvenient forum (except for any Related Proceedings relating to the securities laws of the United States or any state thereof).

(d) Subject to paragraph 18(a), the Republic hereby appoints Banco de la Nación Argentina, at its office located at 225 Park Avenue, New York, New York, 10169, and, if such Person is not maintained by the Republic as its agent for such purpose, the Republic will appoint another Person to act as its authorized agent (the “Authorized Agent”) upon whom process may be served in any Related Proceeding or any action or proceeding to enforce or execute any Related Judgment brought against it in any New York state or federal court sitting in the Borough of Manhattan, The City of New York. Such appointment shall be irrevocable until all amounts in respect of the principal of and any interest due and to become due on or in respect of all the Bonds have been provided to the Trustee pursuant to the terms hereof, except that, if for any reason, such Authorized Agent ceases to be able to act as Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Republic will appoint another Person in the Borough of Manhattan, The City of New York, selected in its discretion, as such Authorized Agent. Prior to the date of issuance of any Bonds, the Republic shall obtain the consent of Banco de la Nación Argentina to its appointment as such Authorized Agent, a copy of which acceptance shall be provided to the Trustee. The Republic shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York, by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Republic.

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(e) Nothing in paragraphs 18(b) or (d) shall affect the right of the Trustee or (in connection with legal actions or proceedings by any Holder as permitted by the Indenture and this Bond) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

(f) The submission to and acceptance of jurisdiction set out in paragraphs 18(b) and (e) above are intended to be effective upon execution of Bond without further act by the Republic before any such court and introduction of a true copy of this Bond into evidence shall be conclusive and final evidence of such waiver.

(g) Subject to paragraph 18(a), to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction in which any Specified Court is located, in which any Related Proceeding may at any time be brought against it or any of its revenues, assets or properties, or in any jurisdiction in which any Specified Court is located in which any suit, action or proceeding may at any time be brought for the purpose of enforcing or executing any judgment issued in any Related Proceeding (a “Related Judgment”), to any immunity from suit, from the jurisdiction of any such court, from set-off, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction, including the United States Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) (and consents to the giving of any relief or the issue of any process in connection with any Related Proceeding or Related Judgment as permitted by applicable law, including the Immunities Act); provided, however, that such waiver shall not extend to and the Republic shall be immune in respect of and in relation to any suit, action or proceeding or enforcement of any Related Judgment against (i) any assets, reserves and accounts of the Central Bank (Banco Central de la República Argentina), (ii) any property in the public domain located in the territory of the Republic, including property that falls within the purview of Sections 234 and 235 of the Civil and Commercial Code of the Republic, (iii) any property located in or outside the territory of the Republic that provides an essential public service, (iv) any property (whether in the form of cash, bank deposits, securities, third party obligations or any other methods of payment) of the Republic, its governmental agencies and other governmental entities relating to the performance of the budget, within the purview of Sections 165 through 170 of Law No. 11,672, Ley Complementaria Permanente de Presupuesto (t.o. 2014), (v) any property entitled to the privileges and immunities of the Vienna Convention on Diplomatic Relations of 1961 and the Vienna Convention on Consular Relations of 1963, including, but not limited to, property, premises and bank accounts used by the missions of the Republic, (vi) any property used by a diplomatic, governmental or consular mission of the Republic, (vii) taxes, duties, levies, assessments, royalties or any other governmental charges imposed by the Republic, including the right of the Republic to collect any such charges, (viii) any property of a military character or under the control of a military authority or defense agency of the Republic, (ix) property forming part of the cultural heritage of the Republic, or (x) property entitled to immunity under any applicable sovereign immunity laws.

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(h) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Indenture and this Bond and under no circumstances shall it be interpreted as a general waiver by the Republic or a waiver with respect to proceedings unrelated to the Indenture or this Bond.

(i) The Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of an Authorized Agent does not extend to such actions.

19. Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Bonds that has obtained a court judgment affecting the Bonds shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Bond is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess; provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

20. Warranty of the Republic. Subject to paragraph 17, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

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21. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

22. Modifications.

(a) Any Modification to the Bonds or the Indenture insofar as it affects the Bonds shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 22 will be conclusive and binding on all Holders of the Bonds, and on all future Holders of the Bonds whether or not notation of such Modification is made upon the Bonds. Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Bond.

(c) Any Modification to the rights upon future offer provision included in Paragraph 8 shall constitute a Reserve Matter Modification.

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Schedule B

Non-Performing Securities: None

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ANNEX B-6

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THE REPUBLIC OF ARGENTINA

REGISTERED GLOBAL BONDS

representing

Euro Amortizing Step-Up Bonds due 2035

Original Principal Amount €[______]

No. 1

ISIN: XS2177364390

Common Code: 217736439

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM”) TO THE REPUBLIC OF ARGENTINA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, THE NOMINEE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH (THE “DEPOSITARY”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM (AND ANY PAYMENT HEREON IS MADE TO THE DEPOSITARY, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE CERTIFICATED SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

The Republic of Argentina (the “Republic”), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, or registered assigns, the principal sum set forth in the Schedule of Principal Increases and Decreases annexed hereto as Schedule A, in 10 semi-annual installments on January 9 and July 9 of each year commencing on January 9, 2031, and the last installment on July 9, 2035 (each such date, a “Principal Payment Date”). The amount of each such principal payment shall equal the principal amount of this Bond outstanding as of any such Principal Payment Date, divided by the number of principal installments from and including such Principal Payment Date to and including July 9, 2035. To the extent necessary, principal payments may be rounded down to the nearest whole number, with any difference being paid at maturity.

The Republic further unconditionally promises to pay interest semi-annually in arrears on January 9 and July 9 of each year (each, an “Interest Payment Date” and together with a Principal Payment Date, a “Payment Date”), commencing July 9, 2021 on any outstanding portion of the unpaid principal amount hereof at the following rates per annum:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2022	0.750%
July 9, 2022	July 9, 2023	0.875%
July 9, 2023	July 9, 2024	2.500%
July 9, 2024	July 9, 2027	3.875%
July 9, 2027	July 9, 2035	4.000%

Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from September 4, 2020 until payment of said principal sum has been made or duly provided for. Principal and interest shall be payable to Holders of record as of January 8 and July 8 of each year (each, a “Record Date”). This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the European Union as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any trustee paying agent shall be entitled to treat the Depositary or its nominee or common custodian as the sole Holder of this Global Bond.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of €[______] principal amount of Euro Amortizing Step-Up Bonds due 2035 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of April 22, 2016, as amended from time to time (the “Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this Global Bond shall not be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF ARGENTINA

By:
Name: Martín Maximiliano Guzmán
Title: Minister of Economy of the Republic of Argentina

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:
Name:
Title:

Schedule A

The initial principal amount of this Bond is €[______]. The following increases or decreases in this Bond have been made:

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond	Notation Made By

TERMS AND CONDITIONS OF THE BONDS

1. General. (a) This Bond is one of a duly authorized Series of debt securities of The Republic of Argentina (the “Republic”), designated as its Euro Amortizing Step-up Bonds due 2035 (each Bond of this Series a “Bond,” and collectively, the “Bonds”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of April 22, 2016, between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds constitute and will constitute direct, general, unconditional and unsubordinated obligations of the Republic, for which the full faith and credit of the Republic is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Bonds ratably with payments being made under any other Public External Indebtedness.

(c) The Bonds were authorized and issued under Law No. 27,544 and Decree 250/2020, Decree 391/2020 (rectified by Decree 404/2020), Decree 582/2020 and Decree 676/2020 (rectified by Decree 701/2020) of the Executive Power of the Republic, subject to the procedures provided in Law No. 26,122.

(d) The Bonds are in fully registered form, without coupons in denominations of €1.00 and integral multiples of €1.00 in excess thereof. The Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, exchanges and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Bond shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(e) For the purposes of this paragraph 1 and paragraphs 5 and 6 below, the following terms shall have the meanings specified below:

“Public External Indebtedness” means any External Indebtedness of, or guaranteed by, the Republic which (i) is publicly offered or privately placed in securities markets, (ii) is in the form of, or represented by, bonds, notes or other securities or any guarantees thereof and (iii) is, or was intended at the time of issue to be, quoted, listed or traded on any stock exchange, automated trading system or over-the-counter securities market (including securities eligible for sale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (or any successor law or regulation of similar effect)).

“External Indebtedness” means obligations for borrowed money or evidenced by securities, debentures, notes or other similar instruments payable by their terms, or which at the option of the holder thereof may be payable, in a currency other than the lawful currency of the Republic; provided that (i) no Domestic Foreign Currency Indebtedness, as defined below, and (ii) no other indebtedness governed by the laws of the Republic and originally settled in Argentina shall constitute External Indebtedness.

“Domestic Foreign Currency Indebtedness” means (i) the following indebtedness to the extent not redenominated into pesos pursuant to Argentine law and thereby converted into domestic indebtedness, in each case as amended from time to time: (a) Bonos del Tesoro issued under Decree No. 1527/91 and Decree No. 1730/91, (b) Bonos de Consolidación issued under Law No. 23,982 and Decree No. 2140/91, (c) Bonos de Consolidación de Deudas Previsionales issued under Law No. 23,982 and Decree No. 2140/91, (d) Bonos de la Tesorería a 10 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (e) Bonos de la Tesorería a 5 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (f) Ferrobonos issued under Decree No. 52/92 and Decree No. 526/92, (g) Bonos de Consolidación de Regalías Hidrocarburíferas a 16 Años de Plazo issued under Decree No. 2284/92 and Decree No. 54/93, (h) Letras de Tesorería en Dólares Estadounidenses issued under the Republic’s annual budget laws, including those Letras de Tesorería issued under Law No. 24,156 and Decree No. 340/96, (i) Bonos de Consolidación issued under Law No. 24,411 and Decree No. 726/97, (j) Bonos Externos de la República Argentina issued under Law No. 19,686 enacted on June 15, 1972, (k) Bonos del Tesoro a Mediano Plazo en Dólares Estadounidenses issued under Law No. 24,156 and Decree No. 340/96, (l) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Decree No. 905/2002, Decree No. 1836/2002 and Decree No. 739/2003, (m) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 240/2005 and 85/2005, (n) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 88/2006 and 18/2006, (o) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 230/2006 and 64/2006, (p) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 100/2007 and 24/2007, (q) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 424/2011 and 132/2011 and (r) any other indebtedness issued on or prior to April 22, 2016 governed by the laws of the Republic; (ii) any indebtedness issued on or prior to April 22, 2016 in exchange, or as replacement, for the indebtedness referred to in (i) above, in each case as amended from time to time; and (iii) any other indebtedness having the same terms and conditions as any of the indebtedness referred to in (i) and (ii) above in all respects except for issue date, issue price and the first interest payment thereon.

2. Payments. (a) The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Bonds and any other payments to be made by the Republic under the Bonds and the Indenture, at the place or places, at the respective times and in the manner provided in the Bonds and the Indenture. Payment of interest or principal (including Additional Amounts (as defined below)) on Bonds will be made to the Persons in whose name such Bonds are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Bonds upon any transfer or exchange thereof subsequent to the Record Date and prior to such Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Payment Date, such defaulted interest shall be paid to the Persons in whose names such Bonds are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 14 of these Terms, by or on behalf of the Republic to the Holders of the Bonds not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest, principal or premium, if any, (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of principal and interest on Certificated Securities will be made (i) by a Euro check drawn on a bank in London mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least €5,000,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a Euro account maintained by the Holder with a bank in London. Payment of principal and interest on a Global Bond will be made (i) by a Euro check drawn on a bank in London delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a Euro account maintained by the Depositary with a bank in London. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City, London or in The City of Buenos Aires (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation or executive order to close. The Republic agrees that Section 765 of the Argentine Civil and Commercial Code is not applicable to the payment of amounts due on Debt Securities.

(b) In any case where the date of payment of the principal, interest or premium, if any, (including Additional Amounts) on, the Bonds shall not be a Business Day, then payment of principal, interest or premium, if any, (including Additional Amounts) will be made on the next succeeding Business Day, and no interest on the Bonds will accrue as a result of the delay in payment.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent that shall be appointed by the Trustee, at the expense of the Republic (each, a “trustee paying agent”), for the payment of the principal, interest or premium, if any, (including Additional Amounts) on any Bond and not applied but remaining unclaimed for one year after the date upon which such principal, interest or premium, if any, shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such trustee paying agent, upon the written request of the Republic and the Holder of such Bond shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such trustee paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Bond until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to paragraph 16 of these Terms and the Republic’s obligation to make payments on the Bonds as they become due will not be affected until the expiration of such prescription period.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Bonds, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the following rates per annum, together with Additional Amounts, if applicable:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2022	0.750%
July 9, 2022	July 9, 2023	0.875%
July 9, 2023	July 9, 2024	2.500%
July 9, 2024	July 9, 2027	3.875%
July 9, 2027	July 9, 2035	4.000%

3. Additional Amounts. All payments of principal, premium, if any, and interest in respect of this Bond by the Republic shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Republic or any authority therein or thereof having power to tax (together “Taxes”), unless such withholding or deduction is required by law. In such event, the Republic shall pay to the registered Holders of this Bond such additional amounts (“Additional Amounts”) as will result in receipt by such Holders of such amounts of principal, premium and interest as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be payable with respect to any Bond (i) to a Holder or a beneficial owner of a Bond where such Holder or beneficial owner or Responsible Person is liable for such Taxes in respect of this Bond by reason of his having some connection with the Republic other than the mere holding of such Bond or the receipt of principal, premium or interest in respect thereof or the enforcement of rights with respect to the Bond; (ii) to a Holder or beneficial owner of a Bond, that failed to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other Responsible Person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (A) the Republic or the Republic’s agent has notified the Holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (B) in no event shall such Holder’s or beneficial owner’s or other Responsible Person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other Responsible Person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other Responsible Person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or (iii) presented for payment more than 30 days after the Relevant Date, as defined herein, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

“Relevant Date” in respect of any Bond means the date on which payment in respect thereof becomes due or (if the full amount of the money payable on such date has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders by the Republic that such moneys have been so received and are available for payment. Any reference herein to “principal” and/or “interest” shall be deemed to include any Additional Amounts which may be payable on this Bond.

“Responsible Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, association, trust or any other entity or organization (including a government or political subdivision or an agency or instrumentality thereof), other than a Holder or beneficial owner, which, as a result of applicable Argentine tax regulations in force from time to time, qualifies as statutorily responsible for the payment of any Argentine Taxes.

The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Bond or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in connection with, the enforcement of the obligations of the Republic under the Bond or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

4. Redemption. The Bonds will be redeemable at the option of the Republic prior to the maturity date. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the Holders, to redeem the Bonds, in whole or in part, at any time or from time to time prior to the maturity date, at a redemption price equal to the principal amount thereof, plus interest accrued but not paid on the principal amount of the Bonds to be redeemed to the date of redemption specified in such notice.

5. Negative Pledge Covenant of Republic. (a) So long as any Bond remains Outstanding, save for the exceptions set forth below, the Republic will not create or permit to subsist any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest (“Lien”) upon the whole or any part of its assets or revenues to secure any Public External Indebtedness of the Republic unless, at the same time or prior thereto, the Republic’s obligations under the Bonds either (i) are secured equally and ratably therewith, or (ii) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of the Bonds (as provided in Articles Ten and Eleven of the Indenture).

(b) Notwithstanding the foregoing, the Republic may permit to subsist:

i. any Lien upon property to secure Public External Indebtedness of the Republic incurred to finance the acquisition of such property by the Republic; any renewal or extension of any such Lien so long as it is limited to the original property covered thereby and it secures any renewal or extension of the original secured financing;

ii. any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities);

iii. any Lien existing on such property at the time of its acquisition to secure Public External Indebtedness of the Republic and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original secured financing;

iv. any Lien created in connection with the transactions contemplated by The Republic of Argentina 1992 Financing Plan dated June 23, 1992 sent to the international banking community with the communication dated June 23, 1992 from the Minister of Economy and Public Works and Services of Argentina (the “1992 Financing Plan”) and the implementing documentation therefore, including any Lien to secure obligations under the collateralized securities issued thereunder (the “1992 Par and Discount Bonds”) and any Lien securing indebtedness outstanding as of September 4, 2020 to the extent required to be equally and ratably secured with the 1992 Par and Discount Bonds;

v. any Lien in existence as of September 4, 2020;

vi. any Lien securing Public External Indebtedness of the Republic issued upon surrender or cancellation of any of the 1992 Par and Discount Bonds or the principal amount of any indebtedness outstanding as of June 23, 1992, in each case, to the extent such Lien is created to secure such Public External Indebtedness on a basis comparable to the 1992 Par and Discount Bonds;

vii. any Lien on any of the 1992 Par and Discount Bonds; and

viii. any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (a) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (b) the property over which such Lien is granted consists solely of such assets and revenues.

(c) The Republic shall publish on an annual basis and no later than November 30 of the relevant year (either by posting to a publicly available website maintained by the Republic or by filing a Form 18-K (or any successor form) with the United States Securities and Exchange Commission), the Republic Aggregate Debt Information.

(d) For purposes of these Terms:

“Republic Aggregate Debt Information” shall mean the following data as of the close of the preceding fiscal year of the Republic: (a) total internal funded debt of the Republic; (b) total external funded debt of the Republic; (c) the title, date of issue, date of maturity, interest rate, and amount outstanding, together with the currency or currencies in which payable, of each issue of external funded debt of the Republic; (d) as to each issue of securities of the Republic which is registered with the SEC, the total amount held by or for the account of the Republic, if any; (e) the estimated total internal floating indebtedness of the Republic; and (f) the estimated total external floating indebtedness of the Republic.

6. Events of Default. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

i. Non-Payment: the Republic fails to pay any principal of or interest on any of the Bonds when due and payable and such failure continues for 30 days; or

ii. Breach of Other Obligations: the Republic does not perform or comply with any of its other obligations in the Bonds or in the Indenture insofar as it relates to the Bonds and such failure cannot be remedied or is not remedied within 90 days after the Republic receives written notice of request to remedy such failure from the Trustee; or

iii. Cross Default: any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any Performing Public External Indebtedness of the Republic having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more, or the Republic fails to pay Performing Public External Indebtedness having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more when and as the same shall become due and payable and that failure continues past the applicable grace period, if any; or

iv. Moratorium: a declaration by the Republic of a moratorium on the payment of principal of, or interest on, its Performing Public External Indebtedness and such moratorium does not expressly exclude the Bonds; and

v. Validity: the validity of the Bonds shall be contested by the Republic.

(b) If an Event of Default under the Bonds shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Bonds to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Bonds due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the Bonds shall have been cured or waived; provided that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Bonds, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Bonds which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Bond at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the reasonable fees and expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 6 need not be taken at a meeting pursuant to paragraph 9 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 6 are subject to Article Four of the Indenture.

(c) Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (ii) or (v) of paragraph 6(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of Bonds. Only Performing Public External Indebtedness is considered for purposes of paragraph 6(a)(iii) (Cross-Default).

(d) In the event of a declaration of acceleration because of an Event of Default described in clause (iii) of paragraph 6(a), the declaration of acceleration shall be automatically rescinded and annulled if the Republic has remedied or cured the Event of Default or if the Holders of the relevant indebtedness rescind the declaration, within 60 days after the event.

(e) For the purposes of this paragraph 6, “Performing Public External Indebtedness” means Public External Indebtedness issued on or after September 4, 2020.

7. Purchase of Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation, but any Bond so purchased by the Republic may not be re-issued or resold except in compliance with the Securities Act and other applicable law.

8. Rights upon Future Offers. If at any time on or prior to September 4, 2025, the Republic voluntarily makes an offer to purchase or exchange (a “Future Exchange Offer”), or solicits consents to amend (a “Future Amendment Process”), any outstanding Non-Performing Securities, each Holder of the Bonds shall have the right for a period of 30 calendar days following the announcement of any such Future Exchange Offer or Future Amendment Process, to exchange the outstanding principal amount of any of such Holder’s Bonds for (as applicable):

(i) the consideration in cash or in kind received by holders of Non-Performing Securities in connection with any such Future Exchange Offer, or

(ii) securities having terms substantially the same as those resulting from any such Future Amendment Process, in each case in accordance with the terms and conditions of such Future Exchange Offer or Future Amendment Process; provided that the Republic in its discretion may adjust the exchange ratio applicable to the Bonds to deduct (i) any interest paid under the Bonds through the settlement date of such Future Exchange Offer or Future Amendment Process, as applicable, following September 4, 2020 and (ii) the then applicable Euro Market Price of €3.25380 of the Republic’s Euro 0.500% Bonds due 2029 (the “New Euro 2029 Bonds”) for each €100 principal amount of Bonds to be exchanged. The Republic shall have no obligation to make the offer described if the purchase, exchange or amendment is made in satisfaction of a final, non-appealable court order or arbitral award.

The Republic covenants and agrees to take all steps necessary, including making any required filings with regulatory authorities in the United States, in order to enable Holders to participate in any Future Exchange Offer or Future Amendment Process as provided in this Paragraph 8.

“Euro Market Price” shall mean the average price, determined by the Republic, of the New Euro 2029 Bonds during the 10 business days preceding the announcement of a Future Exchange Offer or Future Amendment Process, expressed as a price per €100 as displayed on the Bloomberg Page “HP” (or any successor thereto) utilizing “Bid Px” under the “Market” field and “BVAL” under the “Source” field, or in the event such price is not so reported for any such business day for any reason, the market price of such New Euro 2029 Bonds, as determined by the Republic in good faith and a commercially reasonable manner.

“Non-Performing Securities” means the securities issued by the Republic which are listed in Schedule B hereto.

9. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Bonds and actions taken by written consent of the Holders of Bonds.

10. Replacement, Exchange and Transfer of the Bonds. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Bond shall become mutilated, defaced or be purportedly destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Bond bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Bond, or in lieu of and in substitution for the purportedly destroyed, lost or stolen Bond. In every case, the applicant for a substitute Bond shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Upon the issuance of any substitute Bond, the Holder of such Bond, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Republic and the Trustee) connected with the preparation and issuance of the substitute Bond.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Security of a Series may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in different authorized denominations and a beneficial interest in a Global Bond may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Bond by the Holder or Holders surrendering the Bond or Bonds for exchange at the Corporate Trust Office, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the Person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Trustee. Certificated Securities will only be issued in exchange for interests in a Global Bond pursuant to Section 2.5(e) or 2.5(f) of the Indenture. The exchange of the Bonds will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 10(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office, at the office of any trustee paying agent or at any other office acceptable to the Trustee, accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Bonds will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 10 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Bond. Registration of the transfer of a Bond by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Bond during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Bonds.

11. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

12. Trustee Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed The Bank of New York Mellon as principal paying agent, transfer agent and registrar. The Trustee has appointed The Bank of New York Mellon, London Branch, as London paying agent. At the expense of the Republic, the Trustee may at any time appoint additional or other trustee paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Bonds are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed in the Euro MTF Market of the Luxembourg Stock Exchange and the rules of such Exchange so require, as notified by the Issuer to the Trustee, the Trustee will maintain a paying agent in Luxembourg. The Republic or the Trustee, as the case may be, will give prompt notice to all Holders of the Bonds of any future appointment or any resignation or removal of any trustee paying agent, transfer agent or registrar or of any change by any trustee paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, the Republic shall have the right at any time to instruct the Trustee to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders. Notwithstanding the foregoing, the trustee paying agent and any trustee paying agent appointed hereunder shall be agents solely of the Trustee, and the Republic shall have no authority over or any direct relationship with the trustee paying agent or any such trustee paying agent.

13. Enforcement. Except as provided in Section 4.7 of the Indenture, no Holder of Bonds of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Bonds of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Bonds, or for any other remedy hereunder or under the Bonds, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Bonds, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Bonds of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity or other security as it may require and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Bonds of a Series with every other Holder of Bonds of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Bonds of such Series. For the protection and enforcement of this paragraph 13, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. The Republic expressly acknowledges, with respect to the right of any Holder to pursue a remedy under the Indenture or the Bonds, the right of any beneficial holder of Bonds to pursue such remedy with respect to the portion of the Global Bond that represents such beneficial holder’s Bond as if Certificated Securities had been issued to such Holder.

14. Notices. The Republic or the Trustee, as the case may be, will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given when mailed. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders (a) by means of press releases published in an international news service and (b) if and so long as the Bonds are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication on the website of the Luxembourg Stock Exchange is not possible, the Republic will give notices in another way consistent with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

15. Further Issues of Bonds. The Republic may from time to time, without the consent of Holders of the Bonds, create and issue additional Bonds having the same Terms as the Bonds in all respects, except for issue date, issue price, original interest accrual date and the first interest payment on the Bonds; provided, however, that any additional Bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional Bonds have a separate ISIN or other identifying number from the previously Outstanding Bonds. Such Additional Bonds will be consolidated with and will form a single Series with the previously Outstanding Bonds.

16. Prescription. All claims against the Republic for the payment of principal, interest, premium, if any, or other amounts due on, the Bonds (including Additional Amounts) shall be prescribed unless made within five years, with respect to principal, and two years, with respect to interest, premium, if any, or other amounts due on the Bonds (including Additional Amounts), in each case from the date on which such payment first became due, or a shorter period if provided by law.

17. Authentication. This Bond shall not become valid or obligatory until the certificate of authentication hereon shall have been manually signed by the Trustee or its agent.

18. Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities.

(a) The Indenture will be governed by and construed in accordance with the laws of the State of New York. This Bond will be governed by and construed in accordance with the laws of the State of New York; provided, however, that all matters governing the Republic’s authorization and execution of the Indenture and the Bonds shall in all cases be governed by and construed in accordance with the laws of the Republic.

(b) Subject to paragraph 18(a), the Republic irrevocably submits to the exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, and the courts of the Republic and, in each case, any appellate court thereof (collectively referred to “Specified Courts”) in any suit, action or proceeding arising out of or relating to the Bonds or the Republic’s failure or alleged failure to perform any obligations under the Bonds against it or its properties, assets or revenues (a “Related Proceeding”). Any proceeding against the Trustee arising out of or related to the Indenture or the Bonds shall be commenced solely in a New York State or federal court sitting in the Borough of Manhattan, the City of New York. The Republic and the Holders, by their acceptance of the Bonds, agree to the foregoing and submit to the exclusive jurisdiction of any such court.

(c) The Republic hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to Related Proceedings brought in a Specified Court whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought in an inconvenient forum (except for any Related Proceedings relating to the securities laws of the United States or any state thereof).

(d) Subject to paragraph 18(a), the Republic hereby appoints Banco de la Nación Argentina, at its office located at 225 Park Avenue, New York, New York, 10169, and, if such Person is not maintained by the Republic as its agent for such purpose, the Republic will appoint another Person to act as its authorized agent (the “Authorized Agent”) upon whom process may be served in any Related Proceeding or any action or proceeding to enforce or execute any Related Judgment brought against it in any New York state or federal court sitting in the Borough of Manhattan, The City of New York. Such appointment shall be irrevocable until all amounts in respect of the principal of and any interest due and to become due on or in respect of all the Bonds have been provided to the Trustee pursuant to the terms hereof, except that, if for any reason, such Authorized Agent ceases to be able to act as Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Republic will appoint another Person in the Borough of Manhattan, The City of New York, selected in its discretion, as such Authorized Agent. Prior to the date of issuance of any Bonds, the Republic shall obtain the consent of Banco de la Nación Argentina to its appointment as such Authorized Agent, a copy of which acceptance shall be provided to the Trustee. The Republic shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York, by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Republic.

(e) Nothing in paragraphs 18(b) or (d) shall affect the right of the Trustee or (in connection with legal actions or proceedings by any Holder as permitted by the Indenture and this Bond) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

(f) The submission to and acceptance of jurisdiction set out in paragraphs 18(b) and (e) above are intended to be effective upon execution of Bond without further act by the Republic before any such court and introduction of a true copy of this Bond into evidence shall be conclusive and final evidence of such waiver.

(g) Subject to paragraph 18(a), to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction in which any Specified Court is located, in which any Related Proceeding may at any time be brought against it or any of its revenues, assets or properties, or in any jurisdiction in which any Specified Court is located in which any suit, action or proceeding may at any time be brought for the purpose of enforcing or executing any judgment issued in any Related Proceeding (a “Related Judgment”), to any immunity from suit, from the jurisdiction of any such court, from set-off, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction, including the United States Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) (and consents to the giving of any relief or the issue of any process in connection with any Related Proceeding or Related Judgment as permitted by applicable law, including the Immunities Act); provided, however, that such waiver shall not extend to and the Republic shall be immune in respect of and in relation to any suit, action or proceeding or enforcement of any Related Judgment against (i) any assets, reserves and accounts of the Central Bank (Banco Central de la República Argentina), (ii) any property in the public domain located in the territory of the Republic, including property that falls within the purview of Sections 234 and 235 of the Civil and Commercial Code of the Republic, (iii) any property located in or outside the territory of the Republic that provides an essential public service, (iv) any property (whether in the form of cash, bank deposits, securities, third party obligations or any other methods of payment) of the Republic, its governmental agencies and other governmental entities relating to the performance of the budget, within the purview of Sections 165 through 170 of Law No. 11,672, Ley Complementaria Permanente de Presupuesto (t.o. 2014), (v) any property entitled to the privileges and immunities of the Vienna Convention on Diplomatic Relations of 1961 and the Vienna Convention on Consular Relations of 1963, including, but not limited to, property, premises and bank accounts used by the missions of the Republic, (vi) any property used by a diplomatic, governmental or consular mission of the Republic, (vii) taxes, duties, levies, assessments, royalties or any other governmental charges imposed by the Republic, including the right of the Republic to collect any such charges, (viii) any property of a military character or under the control of a military authority or defense agency of the Republic, (ix) property forming part of the cultural heritage of the Republic, or (x) property entitled to immunity under any applicable sovereign immunity laws.

(h) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Indenture and this Bond and under no circumstances shall it be interpreted as a general waiver by the Republic or a waiver with respect to proceedings unrelated to the Indenture or this Bond.

(i) The Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of an Authorized Agent does not extend to such actions.

19. Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Bonds that has obtained a court judgment affecting the Bonds shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Bond is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess; provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

20. Warranty of the Republic. Subject to paragraph 17, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

21. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

22. Modifications. (a) Any Modification to the Bonds or the Indenture insofar as it affects the Bonds shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 22 will be conclusive and binding on all Holders of the Bonds, and on all future Holders of the Bonds whether or not notation of such Modification is made upon the Bonds. Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Bond.

(c) Any Modification to the rights upon future offer provision included in Paragraph 8 shall constitute a Reserve Matter Modification.

Schedule B

Non-Performing Securities: None

ANNEX B-7

THE REPUBLIC OF ARGENTINA

REGISTERED GLOBAL BONDS

representing

U.S. Dollar Amortizing Step-Up Bonds due 2046

Original Principal Amount U.S.$[500,000,000]

No. 1

CUSIP: 040114 HW3

ISIN: US040114HW38

Common Code: 216449827

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE) TO THE REPUBLIC OF ARGENTINA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE CERTIFICATED SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

The Republic of Argentina (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum set forth in the Schedule of Principal Increases and Decreases annexed hereto as Schedule A, in 44 semi-annual installments on January 9 and July 9 of each year commencing on January 9, 2025, and the last installment on July 9, 2046 (each such date, a “Principal Payment Date”). The amount of each such principal payment shall equal the principal amount of this Bond outstanding as of any such Principal Payment Date, divided by the number of principal installments from and including such Principal Payment Date to and including July 9, 2046. To the extent necessary, principal payments may be rounded down to the nearest whole number, with any difference being paid at maturity.

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The Republic further unconditionally promises to pay interest semi-annually in arrears on January 9 and July 9 of each year (each, an “Interest Payment Date” and together with a Principal Payment Date, a “Payment Date”), commencing July 9, 2021 on any outstanding portion of the unpaid principal amount hereof at the following rates per annum:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2022	1.125%
July 9, 2022	July 9, 2023	1.500%
July 9, 2023	July 9, 2024	3.625%
July 9, 2024	July 9, 2027	4.125%
July 9, 2027	July 9, 2028	4.375%
July 9, 2028	July 9, 2046	5.000%

Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from September 4, 2020 until payment of said principal sum has been made or duly provided for. Principal and interest shall be payable to Holders of record as of January 8 and July 8 of each year (each, a “Record Date”). This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any trustee paying agent shall be entitled to treat the Depositary or its nominee as the sole Holder of this Global Bond.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of U.S.$ [______] principal amount of U.S. Dollar Amortizing Step-Up Bonds due 2046 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of April 22, 2016, as amended from time to time (the “Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

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Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this Global Bond shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF ARGENTINA

By:
	Name:	Martín Maximiliano Guzmán
Title: Minister of Economy of the Republic of Argentina

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:
Name:
Title:

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Schedule A

The initial principal amount of this Bond is U.S.$[500,000,000]. The following increases or decreases in this Bond have been made:

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond	Notation Made By

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TERMS AND CONDITIONS OF THE BONDS

1. General. (a) This Bond is one of a duly authorized Series of debt securities of The Republic of Argentina (the “Republic”), designated as its U.S. Dollar Amortizing Step-up Bonds due 2046 (each Bond of this Series a “Bond,” and collectively, the “Bonds”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of April 22, 2016, between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds constitute and will constitute direct, general, unconditional and unsubordinated obligations of the Republic, for which the full faith and credit of the Republic is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Bonds ratably with payments being made under any other Public External Indebtedness.

(c) The Bonds were authorized and issued under Law No. 27,544 and Decree 250/2020, Decree 391/2020 (rectified by Decree 404/2020), Decree 582/2020 and Decree 676/2020 (rectified by Decree 701/2020) of the Executive Power of the Republic, subject to the procedures provided in Law No. 26,122.

(d) The Bonds are in fully registered form, without coupons in denominations of U.S.$1.00 and integral multiples of U.S.$1.00 in excess thereof. The Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, exchanges and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Bond shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(e) For the purposes of this paragraph 1 and paragraphs 5 and 6 below, the following terms shall have the meanings specified below:

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“Public External Indebtedness” means any External Indebtedness of, or guaranteed by, the Republic which (i) is publicly offered or privately placed in securities markets, (ii) is in the form of, or represented by, bonds, notes or other securities or any guarantees thereof and (iii) is, or was intended at the time of issue to be, quoted, listed or traded on any stock exchange, automated trading system or over-the-counter securities market (including securities eligible for sale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (or any successor law or regulation of similar effect)).

“External Indebtedness” means obligations for borrowed money or evidenced by securities, debentures, notes or other similar instruments payable by their terms, or which at the option of the holder thereof may be payable, in a currency other than the lawful currency of the Republic; provided that (i) no Domestic Foreign Currency Indebtedness, as defined below, and (ii) no other indebtedness governed by the laws of the Republic and originally settled in Argentina shall constitute External Indebtedness.

“Domestic Foreign Currency Indebtedness” means (i) the following indebtedness to the extent not redenominated into pesos pursuant to Argentine law and thereby converted into domestic indebtedness, in each case as amended from time to time: (a) Bonos del Tesoro issued under Decree No. 1527/91 and Decree No. 1730/91, (b) Bonos de Consolidación issued under Law No. 23,982 and Decree No. 2140/91, (c) Bonos de Consolidación de Deudas Previsionales issued under Law No. 23,982 and Decree No. 2140/91, (d) Bonos de la Tesorería a 10 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (e) Bonos de la Tesorería a 5 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (f) Ferrobonos issued under Decree No. 52/92 and Decree No. 526/92, (g) Bonos de Consolidación de Regalías Hidrocarburíferas a 16 Años de Plazo issued under Decree No. 2284/92 and Decree No. 54/93, (h) Letras de Tesorería en Dólares Estadounidenses issued under the Republic’s annual budget laws, including those Letras de Tesorería issued under Law No. 24,156 and Decree No. 340/96, (i) Bonos de Consolidación issued under Law No. 24,411 and Decree No. 726/97, (j) Bonos Externos de la República Argentina issued under Law No. 19,686 enacted on June 15, 1972, (k) Bonos del Tesoro a Mediano Plazo en Dólares Estadounidenses issued under Law No. 24,156 and Decree No. 340/96, (l) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Decree No. 905/2002, Decree No. 1836/2002 and Decree No. 739/2003, (m) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 240/2005 and 85/2005, (n) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 88/2006 and 18/2006, (o) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 230/2006 and 64/2006, (p) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 100/2007 and 24/2007, (q) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 424/2011 and 132/2011 and (r) any other indebtedness issued on or prior to April 22, 2016 governed by the laws of the Republic; (ii) any indebtedness issued on or prior to April 22, 2016 in exchange, or as replacement, for the indebtedness referred to in (i) above, in each case as amended from time to time; and (iii) any other indebtedness having the same terms and conditions as any of the indebtedness referred to in (i) and (ii) above in all respects except for issue date, issue price and the first interest payment thereon.

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2. Payments. (a) The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Bonds and any other payments to be made by the Republic under the Bonds and the Indenture, at the place or places, at the respective times and in the manner provided in the Bonds and the Indenture. Payment of interest or principal (including Additional Amounts (as defined below)) on Bonds will be made to the Persons in whose name such Bonds are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Bonds upon any transfer or exchange thereof subsequent to the Record Date and prior to such Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Payment Date, such defaulted interest shall be paid to the Persons in whose names such Bonds are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 13 of these Terms, by or on behalf of the Republic to the Holders of the Bonds not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest, principal or premium, if any, (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of principal and interest on Certificated Securities will be made (i) by a U.S. dollar check drawn on a bank in New York City mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least U.S.$5,000,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a U.S. dollar account maintained by the Holder with a bank in New York City. Payment of principal and interest on a Global Bond will be made (i) by a U.S. dollar check drawn on a bank in New York City delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in New York City. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City or in The City of Buenos Aires (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation or executive order to close. The Republic agrees that Section 765 of the Argentine Civil and Commercial Code is not applicable to the payment of amounts due on Debt Securities.

(b) In any case where the date of payment of the principal, interest or premium, if any, (including Additional Amounts) on, the Bonds shall not be a Business Day, then payment of principal, interest or premium, if any, (including Additional Amounts) will be made on the next succeeding Business Day, and no interest on the Bonds will accrue as a result of the delay in payment.

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(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent that shall be appointed by the Trustee, at the expense of the Republic (each, a “trustee paying agent”), for the payment of the principal, interest or premium, if any, (including Additional Amounts) on any Bond and not applied but remaining unclaimed for one year after the date upon which such principal, interest or premium, if any, shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such trustee paying agent, upon the written request of the Republic and the Holder of such Bond shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such trustee paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Bond until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to paragraph 15 of these Terms and the Republic’s obligation to make payments on the Bonds as they become due will not be affected until the expiration of such prescription period.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Bonds, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the following rates per annum, together with Additional Amounts, if applicable:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2022	1.125%
July 9, 2022	July 9, 2023	1.500%
July 9, 2023	July 9, 2024	3.625%
July 9, 2024	July 9, 2027	4.125%
July 9, 2027	July 9, 2028	4.375%
July 9, 2028	July 9, 2046	5.000%

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3. Additional Amounts. All payments of principal, premium, if any, and interest in respect of this Bond by the Republic shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Republic or any authority therein or thereof having power to tax (together “Taxes”), unless such withholding or deduction is required by law. In such event, the Republic shall pay to the registered Holders of this Bond such additional amounts (“Additional Amounts”) as will result in receipt by such Holders of such amounts of principal, premium and interest as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be payable with respect to any Bond (i) to a Holder or a beneficial owner of a Bond where such Holder or beneficial owner or Responsible Person is liable for such Taxes in respect of this Bond by reason of his having some connection with the Republic other than the mere holding of such Bond or the receipt of principal, premium or interest in respect thereof or the enforcement of rights with respect to the Bond; (ii) to a Holder or beneficial owner of a Bond, that failed to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other Responsible Person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (A) the Republic or the Republic’s agent has notified the Holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (B) in no event shall such Holder’s or beneficial owner’s or other Responsible Person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other Responsible Person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other Responsible Person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or (iii) presented for payment more than 30 days after the Relevant Date, as defined herein, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

“Relevant Date” in respect of any Bond means the date on which payment in respect thereof becomes due or (if the full amount of the money payable on such date has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders by the Republic that such moneys have been so received and are available for payment. Any reference herein to “principal” and/or “interest” shall be deemed to include any Additional Amounts which may be payable on this Bond.

“Responsible Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, association, trust or any other entity or organization (including a government or political subdivision or an agency or instrumentality thereof), other than a Holder or beneficial owner, which, as a result of applicable Argentine tax regulations in force from time to time, qualifies as statutorily responsible for the payment of any Argentine Taxes.

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The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Bond or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in connection with, the enforcement of the obligations of the Republic under the Bond or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

4. Redemption. The Bonds will be redeemable at the option of the Republic prior to the maturity date. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the Holders, to redeem the Bonds, in whole or in part, at any time or from time to time prior to the maturity date, at a redemption price equal to the principal amount thereof, plus interest accrued but not paid on the principal amount of the Bonds to be redeemed to the date of redemption specified in such notice.

5. Negative Pledge Covenant of Republic. (a) So long as any Bond remains Outstanding, save for the exceptions set forth below, the Republic will not create or permit to subsist any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest (“Lien”) upon the whole or any part of its assets or revenues to secure any Public External Indebtedness of the Republic unless, at the same time or prior thereto, the Republic’s obligations under the Bonds either (i) are secured equally and ratably therewith, or (ii) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of the Bonds (as provided in Articles Ten and Eleven of the Indenture).

(b) Notwithstanding the foregoing, the Republic may permit to subsist:

i. any Lien upon property to secure Public External Indebtedness of the Republic incurred to finance the acquisition of such property by the Republic; any renewal or extension of any such Lien so long as it is limited to the original property covered thereby and it secures any renewal or extension of the original secured financing;

ii. any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities);

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iii. any Lien existing on such property at the time of its acquisition to secure Public External Indebtedness of the Republic and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original secured financing;

iv. any Lien created in connection with the transactions contemplated by The Republic of Argentina 1992 Financing Plan dated June 23, 1992 sent to the international banking community with the communication dated June 23, 1992 from the Minister of Economy and Public Works and Services of Argentina (the “1992 Financing Plan”) and the implementing documentation therefore, including any Lien to secure obligations under the collateralized securities issued thereunder (the “1992 Par and Discount Bonds”) and any Lien securing indebtedness outstanding as of September 4, 2020 to the extent required to be equally and ratably secured with the 1992 Par and Discount Bonds;

v. any Lien in existence as of September 4, 2020;

vi. any Lien securing Public External Indebtedness of the Republic issued upon surrender or cancellation of any of the 1992 Par and Discount Bonds or the principal amount of any indebtedness outstanding as of June 23, 1992, in each case, to the extent such Lien is created to secure such Public External Indebtedness on a basis comparable to the 1992 Par and Discount Bonds;

vii. any Lien on any of the 1992 Par and Discount Bonds; and

viii. any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (a) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (b) the property over which such Lien is granted consists solely of such assets and revenues.

(c) The Republic shall publish on an annual basis and no later than November 30 of the relevant year (either by posting to a publicly available website maintained by the Republic or by filing a Form 18-K (or any successor form) with the United States Securities and Exchange Commission), the Republic Aggregate Debt Information.

(d) For purposes of these Terms:

“Republic Aggregate Debt Information” shall mean the following data as of the close of the preceding fiscal year of the Republic: (a) total internal funded debt of the Republic; (b) total external funded debt of the Republic; (c) the title, date of issue, date of maturity, interest rate, and amount outstanding, together with the currency or currencies in which payable, of each issue of external funded debt of the Republic; (d) as to each issue of securities of the Republic which is registered with the SEC, the total amount held by or for the account of the Republic, if any; (e) the estimated total internal floating indebtedness of the Republic; and (f) the estimated total external floating indebtedness of the Republic.

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6. Events of Default. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

i. Non-Payment: the Republic fails to pay any principal of or interest on any of the Bonds when due and payable and such failure continues for 30 days; or

ii. Breach of Other Obligations: the Republic does not perform or comply with any of its other obligations in the Bonds or in the Indenture insofar as it relates to the Bonds and such failure cannot be remedied or is not remedied within 90 days after the Republic receives written notice of request to remedy such failure from the Trustee; or

iii. Cross Default: any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any Performing Public External Indebtedness of the Republic having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more, or the Republic fails to pay Performing Public External Indebtedness having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more when and as the same shall become due and payable and that failure continues past the applicable grace period, if any; or

iv. Moratorium: a declaration by the Republic of a moratorium on the payment of principal of, or interest on, its Performing Public External Indebtedness and such moratorium does not expressly exclude the Bonds; and

v. Validity: the validity of the Bonds shall be contested by the Republic.

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(b) If an Event of Default under the Bonds shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Bonds to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Bonds due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the Bonds shall have been cured or waived; provided that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Bonds, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Bonds which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Bond at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the reasonable fees and expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 6 need not be taken at a meeting pursuant to paragraph 8 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 6 are subject to Article Four of the Indenture.

(c) Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (ii) or (v) of paragraph 6(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of Bonds. Only Performing Public External Indebtedness is considered for purposes of paragraph 6(a)(iii) (Cross-Default).

(d) In the event of a declaration of acceleration because of an Event of Default described in clause (iii) of paragraph 6(a), the declaration of acceleration shall be automatically rescinded and annulled if the Republic has remedied or cured the Event of Default or if the Holders of the relevant indebtedness rescind the declaration, within 60 days after the event.

(e) For the purposes of this paragraph 6, “Performing Public External Indebtedness” means Public External Indebtedness issued on or after September 4, 2020.

7. Purchase of Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation, but any Bond so purchased by the Republic may not be re-issued or resold except in compliance with the Securities Act and other applicable law.

8. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Bonds and actions taken by written consent of the Holders of Bonds.

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9. Replacement, Exchange and Transfer of the Bonds. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Bond shall become mutilated, defaced or be purportedly destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Bond bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Bond, or in lieu of and in substitution for the purportedly destroyed, lost or stolen Bond. In every case, the applicant for a substitute Bond shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Upon the issuance of any substitute Bond, the Holder of such Bond, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Republic and the Trustee) connected with the preparation and issuance of the substitute Bond.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 9(e) hereof, a Certificated Security of a Series may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in different authorized denominations and a beneficial interest in a Global Bond may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Bond by the Holder or Holders surrendering the Bond or Bonds for exchange at the Corporate Trust Office, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the Person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Trustee. Certificated Securities will only be issued in exchange for interests in a Global Bond pursuant to Section 2.5(e) or 2.5(f) of the Indenture. The exchange of the Bonds will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 9(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office, at the office of any trustee paying agent or at any other office acceptable to the Trustee, accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Bonds will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 9 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Bond. Registration of the transfer of a Bond by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

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(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Bond during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Bonds.

10. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

11. Trustee Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed The Bank of New York Mellon as principal paying agent, transfer agent and registrar. At the expense of the Republic, the Trustee may at any time appoint additional or other trustee paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Bonds are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed in the Euro MTF Market of the Luxembourg Stock Exchange and the rules of such Exchange so require, as notified by the Issuer to the Trustee, the Trustee will maintain a paying agent in Luxembourg. The Republic or the Trustee, as the case may be, will give prompt notice to all Holders of the Bonds of any future appointment or any resignation or removal of any trustee paying agent, transfer agent or registrar or of any change by any trustee paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, the Republic shall have the right at any time to instruct the Trustee to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders. Notwithstanding the foregoing, the trustee paying agent and any trustee paying agent appointed hereunder shall be agents solely of the Trustee, and the Republic shall have no authority over or any direct relationship with the trustee paying agent or any such trustee paying agent.

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12. Enforcement. Except as provided in Section 4.7 of the Indenture, no Holder of Bonds of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Bonds of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Bonds, or for any other remedy hereunder or under the Bonds, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Bonds, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Bonds of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity or other security as it may require and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Bonds of a Series with every other Holder of Bonds of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Bonds of such Series. For the protection and enforcement of this paragraph 12, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. The Republic expressly acknowledges, with respect to the right of any Holder to pursue a remedy under the Indenture or the Bonds, the right of any beneficial holder of Bonds to pursue such remedy with respect to the portion of the Global Bond that represents such beneficial holder’s Bond as if Certificated Securities had been issued to such Holder.

13. Notices. The Republic or the Trustee, as the case may be, will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given when mailed. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders (a) by means of press releases published in an international news service and (b) if and so long as the Bonds are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication on the website of the Luxembourg Stock Exchange is not possible, the Republic will give notices in another way consistent with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

14. Further Issues of Bonds. The Republic may from time to time, without the consent of Holders of the Bonds, create and issue additional Bonds having the same Terms as the Bonds in all respects, except for issue date, issue price, original interest accrual date and the first interest payment on the Bonds; provided, however, that any additional Bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional Bonds have a separate CUSIP, ISIN or other identifying number from the previously Outstanding Bonds. Such Additional Bonds will be consolidated with and will form a single Series with the previously Outstanding Bonds.

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15. Prescription. All claims against the Republic for the payment of principal, interest, premium, if any, or other amounts due on, the Bonds (including Additional Amounts) shall be prescribed unless made within five years, with respect to principal, and two years, with respect to interest, premium, if any, or other amounts due on the Bonds (including Additional Amounts), in each case from the date on which such payment first became due, or a shorter period if provided by law.

16. Authentication. This Bond shall not become valid or obligatory until the certificate of authentication hereon shall have been manually signed by the Trustee or its agent.

17. Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities.

(a) The Indenture will be governed by and construed in accordance with the laws of the State of New York. This Bond will be governed by and construed in accordance with the laws of the State of New York; provided, however, that all matters governing the Republic’s authorization and execution of the Indenture and the Bonds shall in all cases be governed by and construed in accordance with the laws of the Republic.

(b) Subject to paragraph 17(a), the Republic irrevocably submits to the exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, and the courts of the Republic and, in each case, any appellate court thereof (collectively referred to “Specified Courts”) in any suit, action or proceeding arising out of or relating to the Bonds or the Republic’s failure or alleged failure to perform any obligations under the Bonds against it or its properties, assets or revenues (a “Related Proceeding”). Any proceeding against the Trustee arising out of or related to the Indenture or the Bonds shall be commenced solely in a New York State or federal court sitting in the Borough of Manhattan, the City of New York. The Republic and the Holders, by their acceptance of the Bonds, agree to the foregoing and submit to the exclusive jurisdiction of any such court.

(c) The Republic hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to Related Proceedings brought in a Specified Court whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought in an inconvenient forum (except for any Related Proceedings relating to the securities laws of the United States or any state thereof).

(d) Subject to paragraph 17(a), the Republic hereby appoints Banco de la Nación Argentina, at its office located at 225 Park Avenue, New York, New York, 10169, and, if such Person is not maintained by the Republic as its agent for such purpose, the Republic will appoint another Person to act as its authorized agent (the “Authorized Agent”) upon whom process may be served in any Related Proceeding or any action or proceeding to enforce or execute any Related Judgment brought against it in any New York state or federal court sitting in the Borough of Manhattan, The City of New York. Such appointment shall be irrevocable until all amounts in respect of the principal of and any interest due and to become due on or in respect of all the Bonds have been provided to the Trustee pursuant to the terms hereof, except that, if for any reason, such Authorized Agent ceases to be able to act as Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Republic will appoint another Person in the Borough of Manhattan, The City of New York, selected in its discretion, as such Authorized Agent. Prior to the date of issuance of any Bonds, the Republic shall obtain the consent of Banco de la Nación Argentina to its appointment as such Authorized Agent, a copy of which acceptance shall be provided to the Trustee. The Republic shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York, by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Republic.

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(e) Nothing in paragraphs 17(b) or (d) shall affect the right of the Trustee or (in connection with legal actions or proceedings by any Holder as permitted by the Indenture and this Bond) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

(f) The submission to and acceptance of jurisdiction set out in paragraphs 17(b) and (e) above are intended to be effective upon execution of Bond without further act by the Republic before any such court and introduction of a true copy of this Bond into evidence shall be conclusive and final evidence of such waiver.

(g) Subject to paragraph 17(a), to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction in which any Specified Court is located, in which any Related Proceeding may at any time be brought against it or any of its revenues, assets or properties, or in any jurisdiction in which any Specified Court is located in which any suit, action or proceeding may at any time be brought for the purpose of enforcing or executing any judgment issued in any Related Proceeding (a “Related Judgment”), to any immunity from suit, from the jurisdiction of any such court, from set-off, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction, including the United States Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) (and consents to the giving of any relief or the issue of any process in connection with any Related Proceeding or Related Judgment as permitted by applicable law, including the Immunities Act); provided, however, that such waiver shall not extend to and the Republic shall be immune in respect of and in relation to any suit, action or proceeding or enforcement of any Related Judgment against (i) any assets, reserves and accounts of the Central Bank (Banco Central de la República Argentina), (ii) any property in the public domain located in the territory of the Republic, including property that falls within the purview of Sections 234 and 235 of the Civil and Commercial Code of the Republic, (iii) any property located in or outside the territory of the Republic that provides an essential public service, (iv) any property (whether in the form of cash, bank deposits, securities, third party obligations or any other methods of payment) of the Republic, its governmental agencies and other governmental entities relating to the performance of the budget, within the purview of Sections 165 through 170 of Law No. 11,672, Ley Complementaria Permanente de Presupuesto (t.o. 2014), (v) any property entitled to the privileges and immunities of the Vienna Convention on Diplomatic Relations of 1961 and the Vienna Convention on Consular Relations of 1963, including, but not limited to, property, premises and bank accounts used by the missions of the Republic, (vi) any property used by a diplomatic, governmental or consular mission of the Republic, (vii) taxes, duties, levies, assessments, royalties or any other governmental charges imposed by the Republic, including the right of the Republic to collect any such charges, (viii) any property of a military character or under the control of a military authority or defense agency of the Republic, (ix) property forming part of the cultural heritage of the Republic, or (x) property entitled to immunity under any applicable sovereign immunity laws.

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(h) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Indenture and this Bond and under no circumstances shall it be interpreted as a general waiver by the Republic or a waiver with respect to proceedings unrelated to the Indenture or this Bond.

(i) The Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of an Authorized Agent does not extend to such actions.

18. Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Bonds that has obtained a court judgment affecting the Bonds shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Bond is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess; provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

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19. Warranty of the Republic. Subject to paragraph 16, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

20. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

21. Modifications.

(a) Any Modification to the Bonds or the Indenture insofar as it affects the Bonds shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 21 will be conclusive and binding on all Holders of the Bonds, and on all future Holders of the Bonds whether or not notation of such Modification is made upon the Bonds. Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Bond.

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ANNEX B-8

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THE REPUBLIC OF ARGENTINA

REGISTERED GLOBAL BONDS

representing

Euro Amortizing Step-Up Bonds due 2046

Original Principal Amount €[______]

No. 1

ISIN: XS2177365520

Common Code: 217736552

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM”) TO THE REPUBLIC OF ARGENTINA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, THE NOMINEE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH (THE “DEPOSITARY”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM (AND ANY PAYMENT HEREON IS MADE TO THE DEPOSITARY, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE CERTIFICATED SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

The Republic of Argentina (the “Republic”), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, or registered assigns, the principal sum set forth in the Schedule of Principal Increases and Decreases annexed hereto as Schedule A, in 44 semi-annual installments on January 9 and July 9 of each year commencing on January 9, 2025, and the last installment on July 9, 2046 (each such date, a “Principal Payment Date”). The amount of each such principal payment shall equal the principal amount of this Bond outstanding as of any such Principal Payment Date, divided by the number of principal installments from and including such Principal Payment Date to and including July 9, 2046. To the extent necessary, principal payments may be rounded down to the nearest whole number, with any difference being paid at maturity.

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The Republic further unconditionally promises to pay interest semi-annually in arrears on January 9 and July 9 of each year (each, an “Interest Payment Date” and together with a Principal Payment Date, a “Payment Date”), commencing July 9, 2021 on any outstanding portion of the unpaid principal amount hereof at the following rates per annum:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2022	0.750%
July 9, 2022	July 9, 2023	0.875%
July 9, 2023	July 9, 2024	2.500%
July 9, 2024	July 9, 2025	3.750%
July 9, 2025	July 9, 2026	4.000%
July 9, 2026	July 9, 2046	4.125%

Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from September 4, 2020 until payment of said principal sum has been made or duly provided for. Principal and interest shall be payable to Holders of record as of January 8 and July 8 of each year (each, a “Record Date”). This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the European Union as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any trustee paying agent shall be entitled to treat the Depositary or its nominee or common custodian as the sole Holder of this Global Bond.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of €[                ] principal amount of Euro Amortizing Step-Up Bonds due 2046 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of April 22, 2016, as amended from time to time (the “Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

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Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this Global Bond shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF ARGENTINA

By:
Name: Martín Maximiliano Guzmán
Title: Minister of Economy of the Republic of Argentina

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:
Name:
Title:

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Schedule A

The initial principal amount of this Bond is €[                    ]. The following increases or decreases in this Bond have been made:

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond	Notation Made By

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TERMS AND CONDITIONS OF THE BONDS

1. General. (a) This Bond is one of a duly authorized Series of debt securities of The Republic of Argentina (the “Republic”), designated as its Euro Amortizing Step-up Bonds due 2046 (each Bond of this Series a “Bond,” and collectively, the “Bonds”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of April 22, 2016, between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds constitute and will constitute direct, general, unconditional and unsubordinated obligations of the Republic, for which the full faith and credit of the Republic is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Bonds ratably with payments being made under any other Public External Indebtedness.

(c) The Bonds were authorized and issued under Law No. 27,544 and Decree 250/2020, Decree 391/2020 (rectified by Decree 404/2020), Decree 582/2020 and Decree 676/2020 (rectified by Decree 701/2020) of the Executive Power of the Republic, subject to the procedures provided in Law No. 26,122.

(d) The Bonds are in fully registered form, without coupons in denominations of €1.00 and integral multiples of €1.00 in excess thereof. The Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, exchanges and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Bond shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(e) For the purposes of this paragraph 1 and paragraphs 5 and 6 below, the following terms shall have the meanings specified below:

“Public External Indebtedness” means any External Indebtedness of, or guaranteed by, the Republic which (i) is publicly offered or privately placed in securities markets, (ii) is in the form of, or represented by, bonds, notes or other securities or any guarantees thereof and (iii) is, or was intended at the time of issue to be, quoted, listed or traded on any stock exchange, automated trading system or over-the-counter securities market (including securities eligible for sale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (or any successor law or regulation of similar effect)).

“External Indebtedness” means obligations for borrowed money or evidenced by securities, debentures, notes or other similar instruments payable by their terms, or which at the option of the holder thereof may be payable, in a currency other than the lawful currency of the Republic; provided that (i) no Domestic Foreign Currency Indebtedness, as defined below, and (ii) no other indebtedness governed by the laws of the Republic and originally settled in Argentina shall constitute External Indebtedness.

“Domestic Foreign Currency Indebtedness” means (i) the following indebtedness to the extent not redenominated into pesos pursuant to Argentine law and thereby converted into domestic indebtedness, in each case as amended from time to time: (a) Bonos del Tesoro issued under Decree No. 1527/91 and Decree No. 1730/91, (b) Bonos de Consolidación issued under Law No. 23,982 and Decree No. 2140/91, (c) Bonos de Consolidación de Deudas Previsionales issued under Law No. 23,982 and Decree No. 2140/91, (d) Bonos de la Tesorería a 10 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (e) Bonos de la Tesorería a 5 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (f) Ferrobonos issued under Decree No. 52/92 and Decree No. 526/92, (g) Bonos de Consolidación de Regalías Hidrocarburíferas a 16 Años de Plazo issued under Decree No. 2284/92 and Decree No. 54/93, (h) Letras de Tesorería en Dólares Estadounidenses issued under the Republic’s annual budget laws, including those Letras de Tesorería issued under Law No. 24,156 and Decree No. 340/96, (i) Bonos de Consolidación issued under Law No. 24,411 and Decree No. 726/97, (j) Bonos Externos de la República Argentina issued under Law No. 19,686 enacted on June 15, 1972, (k) Bonos del Tesoro a Mediano Plazo en Dólares Estadounidenses issued under Law No. 24,156 and Decree No. 340/96, (l) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Decree No. 905/2002, Decree No. 1836/2002 and Decree No. 739/2003, (m) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 240/2005 and 85/2005, (n) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 88/2006 and 18/2006, (o) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 230/2006 and 64/2006, (p) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 100/2007 and 24/2007, (q) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 424/2011 and 132/2011 and (r) any other indebtedness issued on or prior to April 22, 2016 governed by the laws of the Republic; (ii) any indebtedness issued on or prior to April 22, 2016 in exchange, or as replacement, for the indebtedness referred to in (i) above, in each case as amended from time to time; and (iii) any other indebtedness having the same terms and conditions as any of the indebtedness referred to in (i) and (ii) above in all respects except for issue date, issue price and the first interest payment thereon.

2. Payments. (a) The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Bonds and any other payments to be made by the Republic under the Bonds and the Indenture, at the place or places, at the respective times and in the manner provided in the Bonds and the Indenture. Payment of interest or principal (including Additional Amounts (as defined below)) on Bonds will be made to the Persons in whose name such Bonds are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Bonds upon any transfer or exchange thereof subsequent to the Record Date and prior to such Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Payment Date, such defaulted interest shall be paid to the Persons in whose names such Bonds are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 13 of these Terms, by or on behalf of the Republic to the Holders of the Bonds not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest, principal or premium, if any, (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of principal and interest on Certificated Securities will be made (i) by a Euro check drawn on a bank in London mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least €5,000,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a Euro account maintained by the Holder with a bank in London. Payment of principal and interest on a Global Bond will be made (i) by a Euro check drawn on a bank in London delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a Euro account maintained by the Depositary with a bank in London. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City, London or in The City of Buenos Aires (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation or executive order to close. The Republic agrees that Section 765 of the Argentine Civil and Commercial Code is not applicable to the payment of amounts due on Debt Securities.

(b) In any case where the date of payment of the principal, interest or premium, if any, (including Additional Amounts) on, the Bonds shall not be a Business Day, then payment of principal, interest or premium, if any, (including Additional Amounts) will be made on the next succeeding Business Day, and no interest on the Bonds will accrue as a result of the delay in payment.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) Any monies deposited with or paid to the Trustee or to any paying agent that shall be appointed by the Trustee, at the expense of the Republic (each, a “trustee paying agent”), for the payment of the principal, interest or premium, if any, (including Additional Amounts) on any Bond and not applied but remaining unclaimed for one year after the date upon which such principal, interest or premium, if any, shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such trustee paying agent, upon the written request of the Republic and the Holder of such Bond shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such trustee paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Bond until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to paragraph 15 of these Terms and the Republic’s obligation to make payments on the Bonds as they become due will not be affected until the expiration of such prescription period.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Bonds, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the following rates per annum, together with Additional Amounts, if applicable:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2022	0.750%
July 9, 2022	July 9, 2023	0.875%
July 9, 2023	July 9, 2024	2.500%
July 9, 2024	July 9, 2025	3.750%
July 9, 2025	July 9, 2026	4.000%
July 9, 2026	July 9, 2046	4.125%

3. Additional Amounts. All payments of principal, premium, if any, and interest in respect of this Bond by the Republic shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Republic or any authority therein or thereof having power to tax (together “Taxes”), unless such withholding or deduction is required by law. In such event, the Republic shall pay to the registered Holders of this Bond such additional amounts (“Additional Amounts”) as will result in receipt by such Holders of such amounts of principal, premium and interest as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be payable with respect to any Bond (i) to a Holder or a beneficial owner of a Bond where such Holder or beneficial owner or Responsible Person is liable for such Taxes in respect of this Bond by reason of his having some connection with the Republic other than the mere holding of such Bond or the receipt of principal, premium or interest in respect thereof or the enforcement of rights with respect to the Bond; (ii) to a Holder or beneficial owner of a Bond, that failed to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other Responsible Person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (A) the Republic or the Republic’s agent has notified the Holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (B) in no event shall such Holder’s or beneficial owner’s or other Responsible Person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other Responsible Person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other Responsible Person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or (iii) presented for payment more than 30 days after the Relevant Date, as defined herein, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

“Relevant Date” in respect of any Bond means the date on which payment in respect thereof becomes due or (if the full amount of the money payable on such date has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders by the Republic that such moneys have been so received and are available for payment. Any reference herein to “principal” and/or “interest” shall be deemed to include any Additional Amounts which may be payable on this Bond.

“Responsible Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, association, trust or any other entity or organization (including a government or political subdivision or an agency or instrumentality thereof), other than a Holder or beneficial owner, which, as a result of applicable Argentine tax regulations in force from time to time, qualifies as statutorily responsible for the payment of any Argentine Taxes.

The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Bond or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in connection with, the enforcement of the obligations of the Republic under the Bond or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

4. Redemption. The Bonds will be redeemable at the option of the Republic prior to the maturity date. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the Holders, to redeem the Bonds, in whole or in part, at any time or from time to time prior to the maturity date, at a redemption price equal to the principal amount thereof, plus interest accrued but not paid on the principal amount of the Bonds to be redeemed to the date of redemption specified in such notice.

5. Negative Pledge Covenant of Republic. (a) So long as any Bond remains Outstanding, save for the exceptions set forth below, the Republic will not create or permit to subsist any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest (“Lien”) upon the whole or any part of its assets or revenues to secure any Public External Indebtedness of the Republic unless, at the same time or prior thereto, the Republic’s obligations under the Bonds either (i) are secured equally and ratably therewith, or (ii) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of the Bonds (as provided in Articles Ten and Eleven of the Indenture).

(b) Notwithstanding the foregoing, the Republic may permit to subsist:

i. any Lien upon property to secure Public External Indebtedness of the Republic incurred to finance the acquisition of such property by the Republic; any renewal or extension of any such Lien so long as it is limited to the original property covered thereby and it secures any renewal or extension of the original secured financing;

ii. any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities);

iii. any Lien existing on such property at the time of its acquisition to secure Public External Indebtedness of the Republic and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original secured financing;

iv. any Lien created in connection with the transactions contemplated by The Republic of Argentina 1992 Financing Plan dated June 23, 1992 sent to the international banking community with the communication dated June 23, 1992 from the Minister of Economy and Public Works and Services of Argentina (the “1992 Financing Plan”) and the implementing documentation therefore, including any Lien to secure obligations under the collateralized securities issued thereunder (the “1992 Par and Discount Bonds”) and any Lien securing indebtedness outstanding as of September 4, 2020 to the extent required to be equally and ratably secured with the 1992 Par and Discount Bonds;

v. any Lien in existence as of September 4, 2020;

vi. any Lien securing Public External Indebtedness of the Republic issued upon surrender or cancellation of any of the 1992 Par and Discount Bonds or the principal amount of any indebtedness outstanding as of June 23, 1992, in each case, to the extent such Lien is created to secure such Public External Indebtedness on a basis comparable to the 1992 Par and Discount Bonds;

vii. any Lien on any of the 1992 Par and Discount Bonds; and

viii. any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (a) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (b) the property over which such Lien is granted consists solely of such assets and revenues.

(c) The Republic shall publish on an annual basis and no later than November 30 of the relevant year (either by posting to a publicly available website maintained by the Republic or by filing a Form 18-K (or any successor form) with the United States Securities and Exchange Commission), the Republic Aggregate Debt Information.

(d) For purposes of these Terms:

“Republic Aggregate Debt Information” shall mean the following data as of the close of the preceding fiscal year of the Republic: (a) total internal funded debt of the Republic; (b) total external funded debt of the Republic; (c) the title, date of issue, date of maturity, interest rate, and amount outstanding, together with the currency or currencies in which payable, of each issue of external funded debt of the Republic; (d) as to each issue of securities of the Republic which is registered with the SEC, the total amount held by or for the account of the Republic, if any; (e) the estimated total internal floating indebtedness of the Republic; and (f) the estimated total external floating indebtedness of the Republic.

6. Events of Default. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

i. Non-Payment: the Republic fails to pay any principal of or interest on any of the Bonds when due and payable and such failure continues for 30 days; or

ii. Breach of Other Obligations: the Republic does not perform or comply with any of its other obligations in the Bonds or in the Indenture insofar as it relates to the Bonds and such failure cannot be remedied or is not remedied within 90 days after the Republic receives written notice of request to remedy such failure from the Trustee; or

iii. Cross Default: any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any Performing Public External Indebtedness of the Republic having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more, or the Republic fails to pay Performing Public External Indebtedness having an aggregate principal amount of U.S.$50,000,000 (or its equivalent in other currencies) or more when and as the same shall become due and payable and that failure continues past the applicable grace period, if any; or

iv. Moratorium: a declaration by the Republic of a moratorium on the payment of principal of, or interest on, its Performing Public External Indebtedness and such moratorium does not expressly exclude the Bonds; and

v. Validity: the validity of the Bonds shall be contested by the Republic.

(b) If an Event of Default under the Bonds shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Bonds to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Bonds due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the Bonds shall have been cured or waived; provided that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Bonds, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Bonds which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Bond at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the reasonable fees and expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 6 need not be taken at a meeting pursuant to paragraph 8 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 6 are subject to Article Four of the Indenture.

(c) Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (ii) or (v) of paragraph 6(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of Bonds. Only Performing Public External Indebtedness is considered for purposes of paragraph 6(a)(iii) (Cross-Default).

(d) In the event of a declaration of acceleration because of an Event of Default described in clause (iii) of paragraph 6(a), the declaration of acceleration shall be automatically rescinded and annulled if the Republic has remedied or cured the Event of Default or if the Holders of the relevant indebtedness rescind the declaration, within 60 days after the event.

(e) For the purposes of this paragraph 6, “Performing Public External Indebtedness” means Public External Indebtedness issued on or after September 4, 2020.

7. Purchase of Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation, but any Bond so purchased by the Republic may not be re-issued or resold except in compliance with the Securities Act and other applicable law.

8. Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Bonds and actions taken by written consent of the Holders of Bonds.

9. Replacement, Exchange and Transfer of the Bonds. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Bond shall become mutilated, defaced or be purportedly destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Bond bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Bond, or in lieu of and in substitution for the purportedly destroyed, lost or stolen Bond. In every case, the applicant for a substitute Bond shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Upon the issuance of any substitute Bond, the Holder of such Bond, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Republic and the Trustee) connected with the preparation and issuance of the substitute Bond.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 9(e) hereof, a Certificated Security of a Series may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in different authorized denominations and a beneficial interest in a Global Bond may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Bond by the Holder or Holders surrendering the Bond or Bonds for exchange at the Corporate Trust Office, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the Person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Trustee. Certificated Securities will only be issued in exchange for interests in a Global Bond pursuant to Section 2.5(e) or 2.5(f) of the Indenture. The exchange of the Bonds will be made by the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 9(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office, at the office of any trustee paying agent or at any other office acceptable to the Trustee, accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Bonds will be made by the Trustee.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 9 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Bond. Registration of the transfer of a Bond by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Bond during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Bonds.

10. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

11. Trustee Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed The Bank of New York Mellon as principal paying agent, transfer agent and registrar. The Trustee has appointed The Bank of New York Mellon, London Branch, as London paying agent. At the expense of the Republic, the Trustee may at any time appoint additional or other trustee paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Bonds are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed in the Euro MTF Market of the Luxembourg Stock Exchange and the rules of such Exchange so require, as notified by the Issuer to the Trustee, the Trustee will maintain a paying agent in Luxembourg. The Republic or the Trustee, as the case may be, will give prompt notice to all Holders of the Bonds of any future appointment or any resignation or removal of any trustee paying agent, transfer agent or registrar or of any change by any trustee paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, the Republic shall have the right at any time to instruct the Trustee to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders. Notwithstanding the foregoing, the trustee paying agent and any trustee paying agent appointed hereunder shall be agents solely of the Trustee, and the Republic shall have no authority over or any direct relationship with the trustee paying agent or any such trustee paying agent.

12. Enforcement. Except as provided in Section 4.7 of the Indenture, no Holder of Bonds of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Bonds of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Bonds, or for any other remedy hereunder or under the Bonds, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Bonds, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Bonds of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity or other security as it may require and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Bonds of a Series with every other Holder of Bonds of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Bonds of such Series. For the protection and enforcement of this paragraph 12, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. The Republic expressly acknowledges, with respect to the right of any Holder to pursue a remedy under the Indenture or the Bonds, the right of any beneficial holder of Bonds to pursue such remedy with respect to the portion of the Global Bond that represents such beneficial holder’s Bond as if Certificated Securities had been issued to such Holder.

13. Notices. The Republic or the Trustee, as the case may be, will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given when mailed. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders (a) by means of press releases published in an international news service and (b) if and so long as the Bonds are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication on the website of the Luxembourg Stock Exchange is not possible, the Republic will give notices in another way consistent with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

14. Further Issues of Bonds. The Republic may from time to time, without the consent of Holders of the Bonds, create and issue additional Bonds having the same Terms as the Bonds in all respects, except for issue date, issue price, original interest accrual date and the first interest payment on the Bonds; provided, however, that any additional Bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional Bonds have a separate ISIN or other identifying number from the previously Outstanding Bonds. Such Additional Bonds will be consolidated with and will form a single Series with the previously Outstanding Bonds.

15. Prescription. All claims against the Republic for the payment of principal, interest, premium, if any, or other amounts due on, the Bonds (including Additional Amounts) shall be prescribed unless made within five years, with respect to principal, and two years, with respect to interest, premium, if any, or other amounts due on the Bonds (including Additional Amounts), in each case from the date on which such payment first became due, or a shorter period if provided by law.

16. Authentication. This Bond shall not become valid or obligatory until the certificate of authentication hereon shall have been manually signed by the Trustee or its agent.

17. Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities.

(a) The Indenture will be governed by and construed in accordance with the laws of the State of New York. This Bond will be governed by and construed in accordance with the laws of the State of New York; provided, however, that all matters governing the Republic’s authorization and execution of the Indenture and the Bonds shall in all cases be governed by and construed in accordance with the laws of the Republic.

(b) Subject to paragraph 17(a), the Republic irrevocably submits to the exclusive jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, The City of New York, and the courts of the Republic and, in each case, any appellate court thereof (collectively referred to “Specified Courts”) in any suit, action or proceeding arising out of or relating to the Bonds or the Republic’s failure or alleged failure to perform any obligations under the Bonds against it or its properties, assets or revenues (a “Related Proceeding”). Any proceeding against the Trustee arising out of or related to the Indenture or the Bonds shall be commenced solely in a New York State or federal court sitting in the Borough of Manhattan, the City of New York. The Republic and the Holders, by their acceptance of the Bonds, agree to the foregoing and submit to the exclusive jurisdiction of any such court.

(c) The Republic hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to Related Proceedings brought in a Specified Court whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought in an inconvenient forum (except for any Related Proceedings relating to the securities laws of the United States or any state thereof).

(d) Subject to paragraph 17(a), the Republic hereby appoints Banco de la Nación Argentina, at its office located at 225 Park Avenue, New York, New York, 10169, and, if such Person is not maintained by the Republic as its agent for such purpose, the Republic will appoint another Person to act as its authorized agent (the “Authorized Agent”) upon whom process may be served in any Related Proceeding or any action or proceeding to enforce or execute any Related Judgment brought against it in any New York state or federal court sitting in the Borough of Manhattan, The City of New York. Such appointment shall be irrevocable until all amounts in respect of the principal of and any interest due and to become due on or in respect of all the Bonds have been provided to the Trustee pursuant to the terms hereof, except that, if for any reason, such Authorized Agent ceases to be able to act as Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Republic will appoint another Person in the Borough of Manhattan, The City of New York, selected in its discretion, as such Authorized Agent. Prior to the date of issuance of any Bonds, the Republic shall obtain the consent of Banco de la Nación Argentina to its appointment as such Authorized Agent, a copy of which acceptance shall be provided to the Trustee. The Republic shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York, by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Republic.

(e) Nothing in paragraphs 17(b) or (d) shall affect the right of the Trustee or (in connection with legal actions or proceedings by any Holder as permitted by the Indenture and this Bond) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

(f) The submission to and acceptance of jurisdiction set out in paragraphs 17(b) and (e) above are intended to be effective upon execution of Bond without further act by the Republic before any such court and introduction of a true copy of this Bond into evidence shall be conclusive and final evidence of such waiver.

(g) Subject to paragraph 17(a), to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction in which any Specified Court is located, in which any Related Proceeding may at any time be brought against it or any of its revenues, assets or properties, or in any jurisdiction in which any Specified Court is located in which any suit, action or proceeding may at any time be brought for the purpose of enforcing or executing any judgment issued in any Related Proceeding (a “Related Judgment”), to any immunity from suit, from the jurisdiction of any such court, from set-off, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction, including the United States Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) (and consents to the giving of any relief or the issue of any process in connection with any Related Proceeding or Related Judgment as permitted by applicable law, including the Immunities Act); provided, however, that such waiver shall not extend to and the Republic shall be immune in respect of and in relation to any suit, action or proceeding or enforcement of any Related Judgment against (i) any assets, reserves and accounts of the Central Bank (Banco Central de la República Argentina), (ii) any property in the public domain located in the territory of the Republic, including property that falls within the purview of Sections 234 and 235 of the Civil and Commercial Code of the Republic, (iii) any property located in or outside the territory of the Republic that provides an essential public service, (iv) any property (whether in the form of cash, bank deposits, securities, third party obligations or any other methods of payment) of the Republic, its governmental agencies and other governmental entities relating to the performance of the budget, within the purview of Sections 165 through 170 of Law No. 11,672, Ley Complementaria Permanente de Presupuesto (t.o. 2014), (v) any property entitled to the privileges and immunities of the Vienna Convention on Diplomatic Relations of 1961 and the Vienna Convention on Consular Relations of 1963, including, but not limited to, property, premises and bank accounts used by the missions of the Republic, (vi) any property used by a diplomatic, governmental or consular mission of the Republic, (vii) taxes, duties, levies, assessments, royalties or any other governmental charges imposed by the Republic, including the right of the Republic to collect any such charges, (viii) any property of a military character or under the control of a military authority or defense agency of the Republic, (ix) property forming part of the cultural heritage of the Republic, or (x) property entitled to immunity under any applicable sovereign immunity laws.

(h) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Indenture and this Bond and under no circumstances shall it be interpreted as a general waiver by the Republic or a waiver with respect to proceedings unrelated to the Indenture or this Bond.

(i) The Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of an Authorized Agent does not extend to such actions.

18. Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Bonds that has obtained a court judgment affecting the Bonds shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Bond is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess; provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

19. Warranty of the Republic. Subject to paragraph 16, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

20. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

21. Modifications.

(a) Any Modification to the Bonds or the Indenture insofar as it affects the Bonds shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 21 will be conclusive and binding on all Holders of the Bonds, and on all future Holders of the Bonds whether or not notation of such Modification is made upon the Bonds. Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Bond.

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